SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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AMBASSADORS INTERNATIONAL, INC.

(Name of Registrant as specified in its charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1071 Camelback Street

Newport Beach, California 92660

April     , 2007

To our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “annual meeting”) of Ambassadors International, Inc. which will be held at 10:00 a.m., local time, on May 10, 2007, at 1071 Camelback Street, Newport Beach, California 92660. All holders of our outstanding common stock as of the close of business on March 15, 2007, are entitled to vote at the annual meeting. Enclosed is a copy of the notice of annual meeting of stockholders, proxy statement and proxy.

We hope that you will be able to attend the annual meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy in the enclosed envelope in order to make certain that your shares will be represented at the annual meeting.

Sincerely,

Joseph J. Ueberroth
Chairman and CEO

AMBASSADORS INTERNATIONAL, INC.

1071 Camelback Street

Newport Beach, California 92660

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 10, 2007

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Ambassadors International, Inc., a Delaware corporation, will be held at 10:00 a.m., local time, on May 10, 2007, at 1071 Camelback Street, Newport Beach, California 92660, for the following purposes:

1. To elect three (3) Class I directors to hold office for a three-year term and until their respective successors are elected and qualified.

2. To ratify the appointment of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending December 31, 2007.

3. To approve an amendment to our Certificate of Incorporation that will increase the total number of authorized shares of our common stock from 20,000,000 shares to 40,000,000 shares.

4. To approve an amendment to our Certificate of Incorporation that will establish limits on the foreign ownership of our capital stock, to facilitate our compliance with applicable U.S. maritime laws.

5. To approve an amendment and restatement of our 2005 Incentive Award Plan (the “Plan”) that will (i) increase the maximum number of shares of our common stock that may be issued under the Plan from 600,000 to 1,200,000 shares, (ii) increase the maximum number of shares of common stock with respect to one or more awards that may be granted to any participant during any calendar year from 200,000 to 500,000 shares, (iii) increase the maximum amount that may be paid in cash pursuant to performance or incentive awards from $500,000 to $2,000,000 and (iv) revise the definition of “Fair Market Value” to equal the closing price of our common stock on our listing exchange on the date an award is granted.

6. To transact such other business as may properly come before the annual meeting or any adjournment thereof.

Our board of directors has fixed the close of business on March 15, 2007, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and all adjourned meetings thereof.

By Order of the Board of Directors

Brian R. Schaefgen
Corporate Secretary

Dated: April     , 2007

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS
PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR
PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

AMBASSADORS INTERNATIONAL, INC.

1071 Camelback Street

Newport Beach, California 92660

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors of Ambassadors International, Inc. (“Ambassadors,” “we,” “our” or “us”) for use at the annual meeting of stockholders to be held at 10:00 a.m., local time, on May 10, 2007, at 1071 Camelback Street, Newport Beach, California 92660, and at any adjournment thereof. It is anticipated that this proxy statement and accompanying proxy will be mailed on or about April     , 2007, to all stockholders entitled to vote at the annual meeting. When your proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon.

At the close of business on March 15, 2007, the record date for determining stockholders entitled to notice of and to vote at the annual meeting, we had issued and outstanding 11,091,397 shares of common stock, $0.01 par value per share. Each share of our common stock entitles the holder of record thereof to one vote on any matter coming before the annual meeting. Only stockholders of record at the close of business on March 15, 2007, are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof.

Voting

You may vote by attending the annual meeting and voting in person. You may also vote by completing and mailing the enclosed proxy card. If your shares are held by a bank, broker or other nominee, please refer to the instructions they provide for voting your shares. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the annual meeting, and not revoked or superseded, will be voted at the annual meeting in accordance with the instructions indicated on those proxies.

The method of voting by proxy differs for shares held as a record holder and shares held in “street name,” which means shares that are held of record by a broker, bank or other nominee. If you hold your shares of our common stock as a record holder, you may vote by completing, dating and signing the enclosed proxy card and promptly returning it in the enclosed, preaddressed, postage paid envelope or otherwise mailing it to us by following the instructions on the enclosed proxy card. If you hold your shares of our common stock in street name, which means your shares are held of record by a broker, bank or nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order to vote your shares. Your broker, bank or nominee may allow you to deliver your voting instructions over the Internet or by telephone. Please see the voting instructions from your broker, bank or nominee that accompany this proxy statement.

If you plan to attend the annual meeting and wish to vote in person, you will be given a ballot at the annual meeting. Please note, however, that if your shares are held in street name and you wish to vote at the annual meeting, you must bring to the annual meeting a legal proxy from the record holder of the shares, which is the broker or other nominee, authorizing you to vote at the annual meeting.

Your vote is very important. Accordingly, please complete, sign and return the enclosed proxy card or voting instruction card whether or not you plan to attend the annual meeting in person. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed.

Any stockholder of record has the power to revoke his or her proxy at any time before it is voted by delivering a written notice to our Corporate Secretary, bearing a date later than the date of the proxy, stating that the proxy is revoked, or by signing and delivering a new proxy, relating to the same shares and bearing a later date than the original proxy. In addition, a stockholder of record attending the annual meeting may revoke his or her proxy and vote in person if he or she desires to do so, but attendance at the annual meeting will not of itself revoke the proxy. Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to Ambassadors International, Inc., 1071 Camelback Street, Newport Beach, California 92660, Attention: Corporate Secretary.

If your shares are held in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so.

The enclosed proxy, when properly signed, also confers discretionary authority with respect to amendments or variations to the matters identified in the notice of annual meeting and with respect to other matters which may be properly brought before the annual meeting. At the time of printing this proxy statement, our management is not aware of any other matters to be presented for action at the annual meeting. If, however, other matters which are not now known to our management should properly come before the annual meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxy holders.

Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions contained therein or, in the absence of such instructions, in accordance with the recommendations of our board of directors. Our board of directors is recommending a vote “FOR” each of the three director nominees, “FOR” the ratification of the selection of the independent auditors, “FOR” the approval of the amendment of our Certificate of Incorporation to increase the total number of authorized shares of our common stock from 20,000,000 shares to 40,000,000; “FOR” the approval of the amendment of our Certificate of Incorporation to establish limits on the foreign ownership of our capital stock and “FOR” the amendment and restatement of our 2005 Incentive Award Plan.

Quorum and Vote Required

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the eligible votes on the record date will constitute a quorum, permitting the meeting to conduct its business. Proxies received, but marked as abstentions, and broker non-votes (i.e., shares that are not voted by the broker who is the record holder of the shares because the broker is not instructed to vote by the actual owner of the shares and does not have discretionary authority to vote such shares) will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum. Brokers or other nominees who hold shares of our common stock in street name for a beneficial owner of those shares generally have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners.

For Proposal 1, directors will be elected by a plurality of the votes cast. As a result, abstentions will not be counted in determining which nominees received the largest number of votes cast. This means that the three nominees for Class I directors receiving the highest number of votes will be elected as Class I directors. Brokers generally have discretionary authority to vote on the election of directors. Thus, broker non-votes are not likely to result from the vote on the election of directors. Any broker non-vote or abstention will not have an effect on the election of directors.

For Proposal 2, the affirmative vote of a majority of the shares represented in person or by proxy at the annual meeting and entitled to vote is required for the ratification of the selection of Ernst & Young LLP as our independent auditors. Abstentions will have the same effect as voting against this proposal. Brokers generally have discretionary authority to vote on the ratification of our independent auditors. Thus, broker non-votes are not likely to result from the vote on the ratification of Ernst & Young as our independent auditors. Any broker non-vote will not have an effect on the ratification of Ernst & Young as our independent auditors.

For Proposal 3, the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote on the proposed is required for approval of the amendment of our Certificate of Incorporation to increase the authorized number of shares of our common stock. Abstentions and broker non-votes will have the same effect as voting against this proposal. Brokers generally have discretionary authority to vote on an amendment to our Certificate of Incorporation. Thus, broker non-votes are not likely to result from the vote on this amendment of our Certificate of Incorporation.

For Proposal 4, the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote on the proposed is required for approval of the amendment of our Certificate of Incorporation to limit foreign ownership of our capital stock. Abstentions and broker non-votes will have the same effect as voting against this proposal. Brokers generally have discretionary authority to vote on an amendment to our Certificate of Incorporation. Thus, broker non-votes are not likely to result from the vote on this amendment of our Certificate of Incorporation.

For Proposal 5, the affirmative vote of a majority of the shares represented in person or by proxy at the annual meeting and entitled to vote is required for approval of the amendment and restatement of our 2005 Incentive Award Plan. Abstentions will have the same effect as voting against this proposal. Brokers do not have discretionary authority to vote on this proposal and therefore broker non-votes may result. Broker non-votes will not have an effect on this proposal.

Solicitation

We will pay the expenses of soliciting proxies for the annual meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. In addition to the solicitation of proxies by mail, we will request that brokers, banks and other nominees that hold shares of our common stock, which are beneficially owned by our stockholders, send proxies and proxy materials to those beneficial owners and secure those beneficial owners’ voting instructions. We will reimburse those record holders for their reasonable expenses. Proxies may be solicited personally, by mail, or by telephone, by directors, officers, and regular employees of Ambassadors who will not be additionally compensated therefore.

The matters to be considered and acted upon at the annual meeting are referred to in the preceding notice and are more fully discussed below.

PROPOSAL 1

ELECTION OF DIRECTORS

We have a classified board of directors consisting of nine directors, divided equally into three classes. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire on that annual meeting date.

At this year’s annual meeting, three Class I directors are to be elected. Based upon the recommendation of our Compensation and Nominating Committee, our board of directors has nominated for re-election at the annual meeting as Class I directors the incumbent directors in such Class: J. Fife Symington, IV, Peter V. Ueberroth and Richard D.C. Whilden. The enclosed proxy will be voted in favor of these individuals unless other instructions are given. If elected, the nominees will serve as directors until our annual meeting of stockholders in the year 2010, and until their successors are elected and qualified. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as our board of directors may designate.

Set forth below is information regarding each nominee and each person whose term of office as a director will continue after the annual meeting as of the record date.

NAME	POSITION WITH COMPANY	AGE	DIRECTOR SINCE	TERM EXPIRES
Class I Directors, currently standing for re-election:
J. Fife Symington, IV(1)	Director	37	2005	2007
Peter V. Ueberroth(2)	Director	69	1995	2007
Richard D.C. Whilden(1)	Director	73	1995	2007

Class III Directors, whose term expires at the annual meeting to be held in 2008:
Brigitte M. Bren(2)	Director	41	2001	2008
Rafer L. Johnson(1)	Director	72	1995	2008
John C. Spence(3)	Director	77	1995	2008

Class II Directors, whose term expires at the annual meeting to be held in 2009:
James L. Easton(3)	Director	71	1995	2009
Kevin M. Luebbers(3)	Director	40	2005	2009
Joseph J. Ueberroth	Chairman of the Board, President and Chief Executive Officer	38	2001	2009

(1)	Member of Compensation and Nominating Committee
(2)	Member of Governance Committee
(3)	Member of Audit Committee

Director Biographical Information

Class I Directors Nominees Standing for Re- Election for a Three-Year Term Expiring at the 2010 Annual Meeting

J. Fife Symington, IV has served as a director since August 2005. Mr. Symington has served as Co-Founder and Managing Director of Melones Internacional since 1995. Melones Internacional owns and operates the largest contiguous greenhouse operation in North America. Mr. Symington also serves as Managing Director of Symington & Canelos, Inc., a firm specializing in private equity investments in Mexico. Mr. Symington holds a Bachelor of Arts degree from Harvard University and is a CFA charterholder.

Peter V. Ueberroth has served as a director since 1995. From 1995 to August 2006, he served as Chairman of our board of directors, including as Co-Chairman during the period from November 2003 to June 2004. Mr. Ueberroth is currently, and has been since 1989, the Managing Director of Contrarian Group, Inc., an investment and management company. In 1962, Mr. Ueberroth founded First Travel Corporation and sold it to the Carlson Travel Group in 1980. From 1979 to 1984, Mr. Ueberroth served as President of the Los Angeles Olympic Organizing Committee. From 1984 to 1989, he served as the Sixth Commissioner of Major League Baseball. In July of 1999, Mr. Ueberroth successfully orchestrated the purchase of the Pebble Beach Company and he now serves as an owner and Co-Chairman. Mr. Ueberroth also serves as the Chairman of the United States Olympic Committee. He is also a member of the board of directors of Adecco SA, The Coca-Cola Company and Hilton Hotels Corporation.

Richard D.C. Whilden has served as a director since 1995. Since 1990, Mr. Whilden has been a principal of Contrarian Group, an investment and management company. From June 1996 to July 2000, he served as Chairman of the board of directors of GetThere, Inc., an internet travel company, and from March 1998 to March 1999, he served as its President and Chief Executive Officer. Between 1993 and 1994, he was Chairman of the board of directors of Caliber Bank in Phoenix, Arizona and was Chairman, Chief Executive Officer and President of Caliber Bank’s holding company, Independent Bankcorp of Arizona, Inc. From 1959 to 1989, Mr. Whilden was employed by TRW, Inc., during which time he served as an Executive Vice President from 1984 to 1989. Mr. Whilden also serves as a director of Ambassadors Group, Inc., a publicly traded travel company and is Chairman of the board of directors of Climos Inc.

Our board of directors unanimously recommends that you vote “FOR” each of the three director nominees.

Class III Directors Continuing Until the 2008 Annual Meeting

Brigitte M. Bren has served as a director since February 2001. Since 1991, Ms. Bren has served as Co-Founder, President and Chief Executive Officer of International Strategic Planning, Inc., an international business consulting firm specializing in advising U.S. companies expanding internationally. From 1999 to 2003, she was of counsel to Arter & Hadden, LLP, in its Los Angeles office. From 1993 to 1995, Ms. Bren served as Vice President of International Marketing/Sales and Vice President of Governmental Affairs for Mark Goodson Productions. Ms. Bren also serves as a director of Ambassadors Group, Inc.

Rafer L. Johnson has served as a director since 1995. Mr. Johnson is a world and Olympic record holder in the decathlon. Mr. Johnson devotes a substantial amount of his time to mentally and physically handicapped children and adults. He has been associated with California Special Olympics since its inception in 1969, served as the president of its board of directors for 10 years from 1982 to 1992, and currently is Chairman of its board of governors and has been since 1992. He has been appointed to national and international foundations and presidential commissions, with a concentration on youth development, including service with the Amateur Athletic Foundation and Kids In Sports. Mr. Johnson also is and has been national head coach for Special Olympics International and a member of its board of directors. In addition, Mr. Johnson serves on a variety of private special boards and committees in the worlds of sports and community services. Mr. Johnson also serves as a director of Ambassadors Group, Inc.

John C. Spence has served as a director since 1995. He is also a director of Cypress Reinsurance Ltd (“Cypress Re”), a Bermuda based insurance company and our wholly-owned subsidiary and a director of Endovascular Instruments Inc., a manufacturer of medical instruments. From April 1993 to January 1998, Mr. Spence served as President of AVCO Insurance Services, a provider of credit and credit related insurance to financial institutions, and served as its Chairman until his retirement in April 1998.

Class II Directors Continuing Until the 2009 Annual Meeting

James L. Easton has served as a director since 1995. Since 1973, Mr. Easton has served as Chairman and President of Jas. D. Easton, Inc. and Chairman of Easton Sports, Inc., diversified international sporting goods companies. He is a member of the International Olympic Committee and is one of the three International Olympic Committee members from the United States. Mr. Easton is also a member of the International Olympic Committee’s Marketing Commission, Congress Commission and Nominations Commission. He also is immediate past President and Honorary President of Federation

Internationale de Tir a l’Arc (FITA-International Archery Federation), is a member of the board of visitors of John E. Anderson Graduate School of Management at the University of California at Los Angeles and is a board member and a member of the audit committee of the U.S. Olympic Committee. Mr. Easton is also a member of the Amateur Athletic Foundation and is a member of the grant committee.

Kevin M. Luebbers has served as a director since August 2005. Mr. Luebbers is Co-founder and Partner of VIC Partners, LLC, an investment fund focusing on purchasing and repositioning hotel properties. From 2000 to 2003, Mr. Luebbers served as Chief Financial Officer and Executive Vice President of RFS Hotel Investors, Inc., a publicly-traded real estate investment trust. From 1996 to 2000, Mr. Luebbers worked for Hilton Hotels Corporation, serving most recently as Senior Vice President of Planning and Investment Analysis.

Joseph J. Ueberroth has served as Chairman since August 2006, President and Chief Executive Officer since November 2003 and as a director since 2001. Prior to joining Ambassadors, Mr. Ueberroth served as Founder and Co-Chairman of BellPort Group, Inc., an international marina company and as General Partner and Managing Member of CGI Opportunity Fund, a venture capital operating company focused on early stage, high growth companies. Mr. Ueberroth serves as director of Ambassadors Group, Inc., Enwisen, Melones Internacional and a member of CGI Opportunity Funds I and II.

There are no arrangements or understandings known to us between any of our directors or nominees for director and any other person pursuant to which any such person was or is to be elected a director.

Joseph J. Ueberroth is the son of Peter V. Ueberroth. Other than this relationship, there are no family relationships among our directors and executive officers. See “Related Party Transactions” for further information regarding transactions between us and certain of our executive officers and directors.

PROPOSAL 2

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of our board of directors has selected Ernst & Young LLP as our independent registered public accountants for the year ending December 31, 2007, and has further directed that management submit the selection of independent registered public accountants for ratification by our stockholders at the annual meeting. Ernst & Young LLP has no financial interest in us and neither it nor any member or employee of the firm has had any connection with us in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The Delaware General Corporation Law does not require the ratification of the selection of independent accountants by our stockholders, but in view of the importance of the financial statements to our stockholders, our board of directors deems it advisable that our stockholders ratify such selection.

In the event that our stockholders fail to ratify the selection of Ernst & Young LLP, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and our board of directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in our and our stockholders’ best interests.

Representatives of Ernst & Young LLP are expected to be present at the 2007 annual meeting of our stockholders and they will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Our board of directors unanimously recommends a vote “FOR” the ratification of Ernst & Young LLP as our independent registered public accountants for the fiscal year 2007.

PROPOSAL 3

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK

Our board of directors has determined that it is advisable and in our and our stockholders’ best interest to amend our Certificate of Incorporation to increase the total number of authorized shares of our common stock from 20,000,000 shares to 40,000,000 shares. This increase is included within Article IV of the proposed amendment to our Certificate of Incorporation, which our board of directors unanimously approved and adopted in March 2007 substantially the form attached hereto as Appendix A (the “Amendment”). Our board of directors seeks the approval of our stockholders of the Amendment provisions increasing the authorized shares of our common stock.

If this proposal to increase the authorized shares of our common stock is approved by our stockholders, the share increase will become effective upon the filing of a certificate of amendment with the Delaware Secretary of State, which filing is expected to occur promptly after the 2007 annual meeting of our stockholders.

The principal features of the Amendment provisions to increase the authorized shares of our common stock are summarized below, but the summary is qualified in its entirety by reference to Article IV of the Amendment attached hereto as Appendix A. We encourage you to read the Amendment carefully.

Increase in Total Number of Authorized Shares of our Common Stock

The purpose of increasing the total number of authorized shares of our common stock from 20,000,000 shares to 40,000,000 shares is to provide additional shares that could be used for business and financial purposes as determined by our board of directors from time to time to be necessary or desirable. In April 2007, we expect to complete an offering of $85,000,000 of 3.75% convertible senior notes due 2027 (the “Convertible Notes”) and issue an over-allotment of an additional $12,000,000 of Convertible Notes (the “Additional Notes”). A portion of the additional shares could be used for issuance upon conversion of the Convertible Notes. Other purposes for which the additional shares could be used may include, without limitation, stock splits, raising capital through the sale of common stock, acquiring other companies, businesses or products in exchange for shares of common stock, attracting and retaining employees by the issuance of additional securities under our various equity compensation plans, and other transactions and corporate purposes that our board of directors deems are in our best interest.

As of the record date, there were 11,091,397 shares of our common stock outstanding and held by our stockholders. In addition to these shares, as of the record date, there were 1,363,541 shares of our common stock reserved for issuance under our equity compensation plans. In addition, we have reserved 1,519,486 shares as a result of our $85 million Convertible Notes offering expected to be completed in April 2007 and reserved an additional 214,516 shares as a result of the $12 million of Additional Notes offering expected to be completed in April 2007. In addition, we have reserved 100,000 shares that may be issued as contingent consideration in our acquisition of the cruise-related assets of the Delta Queen Steamboat Company, Inc.

We presently have no plans, arrangements or understandings regarding the additional shares that would be authorized pursuant to this proposal, other than as reserved for issuance pursuant to the Convertible Notes The additional shares, if authorized, could be used for stock splits, raising capital through the sale of common stock, acquiring other companies, businesses or products in exchange for shares of common stock, attracting and retaining employees by the issuance of additional securities under our various equity compensation plans, and other transactions and corporate purposes that our board of directors deems are in our best interest. We review and evaluate potential capital raising activities, transactions and other corporate actions on an on-going basis to determine if such actions would be in our best interest and in the best interest of our stockholders. The additional authorized shares would enable us to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval and holding a special meeting of stockholders before such issuance(s) could proceed, except as provided under Delaware law or under the rules of the NASDAQ Stock Market.

Upon issuance, the additional shares of authorized common stock would have rights identical to the currently outstanding shares of common stock. Adoption of the Amendment provisions increasing the authorized shares of our common stock would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. However, to the extent that the additional authorized shares of common stock are issued in the future, they may decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing stockholders and have a negative effect on the market price of the common stock. Current stockholders have no preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership thereof.

We have not proposed the increase in the number of authorized shares of common stock with the intention of using the additional authorized shares for anti-takeover purposes, but we would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in our control or management. For example, without further stockholder approval, our board of directors could sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current board of directors. Although this proposal to increase the authorized number of shares of common stock has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by us to oppose changes in our control and to perpetuate our management, including transactions in which our stockholders might otherwise receive a premium for their shares over then-current market prices.

We could also use the additional shares of common stock for potential strategic transactions including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments, although we currently have no present plans to do so. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect our business or the trading price of our common stock. Any such transactions may require us to incur non-recurring or other charges and may pose significant integration challenges and/or management and business disruptions, any of which could materially and adversely affect our business and financial results.

Our board of directors unanimously recommends a vote “FOR” the approval of the Amendment to our Certificate of Incorporation to increase the total number of authorized shares of our common stock.

PROPOSAL 4

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO LIMIT FOREIGN OWNERSHIP

OF OUR CAPITAL STOCK

Our board of directors has determined that it is advisable and in our and our stockholders’ best interest to amend our Certificate of Incorporation to establish limits on the foreign ownership of our capital stock. These limitations are included within Article XV of the proposed amendment to our Certificate of Incorporation which our board of directors unanimously approved and adopted in substantially the form attached hereto as Appendix A. Our board of directors hereby seeks the approval of our stockholders of the Amendment provisions limiting the foreign ownership of our capital stock.

If this proposal is approved by our stockholders, it will become effective upon the filing of a certificate of amendment with the Delaware Secretary of State, which filing is expected to occur promptly after the 2007 annual meeting of our stockholders.

The principal features of the Amendment provisions to limit the foreign ownership of our capital stock are summarized below, but the summary is qualified in its entirety by reference to Article XV of the Amendment attached hereto as Appendix A. We encourage you to read the Amendment carefully.

Limitations on Foreign Ownership of our Capital Stock

The purpose of limiting the foreign ownership of our capital stock is to facilitate our compliance with applicable U.S. maritime laws. Under these laws, at least 75% of the outstanding shares of our capital stock and each class thereof must be owned and controlled by U.S. citizens within the meaning of such laws. The Amendment will restrict ownership by non-U.S. citizens of the shares of each class or series of our capital stock to a percentage within the limits of the applicable maritime laws currently in force and as may be enacted in the future (the “Permitted Percentage”). The foreign ownership limitations in the Amendment will ensure our continued qualification to operate our vessels under applicable maritime laws and will enable us to submit any proof of U.S. citizenship required by applicable law or U.S. government contracts. We have not proposed the limits on foreign ownership for anti-takeover purposes or in response to any known or threatened takeover attempt. However, these limits would have the effect of impeding a takeover of us by foreign persons, including transactions in which our stockholders might otherwise receive a premium for their shares over then-current market prices.

Void Transfers

Pursuant to the Amendment, any transfer or attempted transfer of any shares of any class or series of our capital stock that would result in the ownership or control of shares of such class or series in excess of the Permitted Percentage for such class or series by one or more persons who is not a U.S. citizen (as defined in the applicable maritime laws) for purposes of the U.S. coastwise trade will be void, and neither we nor our transfer agent will register any such transfer or purported transfer in our records or recognize any such transferee or purported transferee as our stockholder for any purpose (including for purposes of voting, dividends and distributions) except to the extent necessary to effect the remedies available to us under the Amendment. However, in order for us to comply with the conditions to listing specified by the NASDAQ Stock Market, the Amendment provides that nothing therein, such as the provisions voiding transfers to non-U.S. citizens, shall preclude the settlement of any transaction entered into through the facilities of the NASDAQ Stock Market or any other national securities exchange so long as our stock is listed thereon.

Transfer to Trust

In the event that the mechanism discussed above for voiding transfers to non-U.S. citizens would be ineffective for any reason, the Amendment provides that if any transfer would otherwise result in the number of shares of any class or series of our capital stock owned (of record or beneficially) by non-U.S. citizens being in excess of the Permitted Percentage, such transfer will cause the excess shares to be automatically transferred to a trust for the exclusive benefit of a charitable beneficiary that is a U.S. citizen. The proposed transferee will not acquire any rights in the shares transferred into the trust. The Amendment also provides that the trust transfer provisions shall apply to a change in the status of a record or beneficial owner of shares of any class or series of our capital stock from a U.S. citizen to a non-U.S. citizen that results in non-U.S. citizens owning (of record or beneficially) in excess of the Permitted Percentage of the outstanding shares of any class or series of our capital stock. In addition, the Amendment provides that the trust transfer provisions shall apply to issuances of shares of any class or series of our capital stock in any offering that would result in non-U.S. citizens owning (of record or beneficially) in excess of the Permitted Percentage of the outstanding shares of such class or series of our capital stock. The automatic transfer will be deemed to be effective as of immediately before the consummation of the proposed transfer or change in status or as of the time of issuance of such excess shares, as the case may be. Shares of our stock held in the trust will retain their status as issued and outstanding shares. The proposed transferee or person whose citizenship status has changed or the proposed purchaser (each, a “Restricted Person”) will not benefit economically from ownership of any shares of stock held in trust, will have no rights to dividends or distributions and will have no rights to vote or other rights attributable to the shares held in trust. The trustee of the trust, who is a U.S. citizen chosen by us and unaffiliated with us, will have all voting rights and rights to dividends or other distributions with respect to shares held in the trust. These rights will be exercised for the exclusive benefit of the charitable beneficiary. Any dividend or other distribution authorized after the automatic transfer of the related shares into the trust but unpaid will be paid when due to the trustee. Any dividend or distribution paid to the trustee will be held in trust for distribution to the charitable beneficiary.

Within 20 days of receiving notice from us that the shares of our stock have been transferred to the trust, the trustee will sell the shares to a U.S. citizen designated by the trustee. Upon the sale, the interest of the charitable beneficiary in the shares sold will terminate and the trustee will distribute the net proceeds of the sale to the Restricted Person and to the charitable beneficiary as described in this paragraph. In the case of excess shares transferred into the trust as a result of a proposed transfer, the Restricted Person will receive the lesser of (i) the price paid by the Restricted Person for the shares or, if the Restricted Person did not give value for the shares in connection with the event causing the shares to be held in the trust (e.g., a gift, devise or other similar transaction), the market price of the shares on the day of the event causing the shares to be held in the trust, and (ii) the price received by the trustee from the sale of the shares. In the case of excess shares transferred into the trust as a result of a U.S. citizen changing its status to a non-U.S. citizen, the Restricted Person will receive the lesser of (i) the market price of such shares on the date of such status change, and (ii) the price received by the trustee from the sale of such shares. In the case of excess shares transferred into the trust as a result of being originally issued in an offering, the Restricted Person will receive the lesser of (i) the price paid by such Restricted Person for such shares or, if such Restricted Person did not give value for the shares in connection with the original issuance of the shares to such Restricted Person, the market price of such shares on the day of such original issuance, and (ii) the price received by the trustee from the sale of such shares. Any net sale proceeds in excess of the amount payable to the Restricted Person will be paid immediately to the charitable beneficiary. If, prior to our discovery that the shares of our stock have been transferred to the trust, the shares are sold by the Restricted Person, then (i) the shares shall be deemed to have been sold on behalf of the trust and (ii) to the extent that the Restricted Person received an amount for the shares that exceeds the amount such Restricted Person was entitled to receive, the excess shall be paid to the trustee upon demand.

In addition, shares of our stock held in the trust will be deemed to have been offered for sale to us at a price per share equal to the lesser of (i) the market price on the date we accept the offer and (ii) the price per share in the purported transfer or original issuance of shares (or, in the case of a devise or gift, the market price on the date of the devise or gift), as described in the preceding paragraph, or the market price per share on the date of the status change, that resulted in the transfer to the trust. We will have the right to accept the offer until the trustee has sold the shares. Upon a sale to us, the interest of the charitable beneficiary in the shares sold will terminate and the trustee will distribute the net proceeds of the sale to the Restricted Person.

Redemption

To the extent that the above trust transfer provisions would be ineffective for any reason, the Amendment provides that, if the percentage of the shares of any class or series of our capital stock owned (of record or beneficially) by non-U.S. citizens is known to us to be in excess of the permitted percentage for such class or series, we, in our sole discretion, shall be entitled to redeem all or any portion of such shares most recently acquired (as determined by our board of directors in accordance with guidelines that are set forth in the Amendment) by non-U.S. citizens in excess of the Permitted Percentage at a redemption price based on a fair market value formula that is set forth in the Amendment. We may pay the redemption price in cash or by the issuance of interest-bearing promissory notes with a maturity of up to 10 years, as determined by our board of directors in its discretion. Such excess shares shall not be accorded any voting, dividend or distribution rights until they have ceased to be excess shares, provided that they have not been already redeemed by us.

Confirmation of Citizenship

So that we may ensure compliance with the applicable maritime laws, the Amendment provides us with the power to require confirmation from time to time of the citizenship of the record and beneficial owners of any shares of our capital stock. As a condition to acquiring and having record or beneficial ownership of any shares of our capital stock, we may require every record and beneficial owner to comply with certain provisions in the Amendment concerning citizenship.

To further facilitate our compliance with the applicable maritime laws, the Amendment requires that every person acquiring, directly or indirectly, 5% or more of the shares of any class or series of our capital stock must provide us a written statement or affidavit, duly signed, stating the name and address of such person, the number of shares of our capital stock directly or indirectly owned by such person as of a recent date, the legal structure of such person, and a statement as to whether such person is a U.S. citizen for purposes of the U.S. coastwise trade, and other information required by the applicable maritime laws. In addition, the Amendment requires that each record and beneficial owner of any shares of our capital stock must promptly provide us with such documents and certain other information as we request. We have the right under the Amendment to require additional reasonable proof of the citizenship of a record or beneficial owner of any shares of our capital stock and to determine the citizenship of the record and beneficial owners of the shares of any class or series of our capital stock.

Under the Amendment, when a record or beneficial owner of any shares of our capital stock ceases to be a U.S. citizen, such person is required to provide to us, as promptly as practicable but in no event less than two business days after the date such person is no longer a U.S. citizen, a written statement, duly signed, stating the name and address of such person, the number of shares of each class or series of our capital stock owned (of record or beneficially) by such person as of a recent date, the legal structure of such person, and a statement as to such change in status of such person to a non-U.S. citizen. Every record and beneficial owner of shares of our capital stock is also required by the Amendment to provide or authorize such person’s broker, dealer, custodian, depositary, nominee or similar agent with respect to such shares to provide us with such person’s address. In the event that we request the documentation discussed in this paragraph or the preceding paragraph and the record or beneficial owner fails to provide it, the Amendment provides for the suspension of the voting rights of such person’s shares of our capital stock and for the payment of dividends and distributions with respect to those shares, until such requested documentation is submitted in form and substance reasonably satisfactory to us.

Certificates representing newly issued shares of any class or series of our capital stock may be required to bear legends concerning the restrictions on ownership by persons other than U.S. citizens. In addition, the Amendment permits us to require, as a condition precedent for the transfer of shares on our records or those of our transfer agent, representations and other proof as to the identity and citizenship of the transferee. The Amendment also permits us to establish and maintain a dual stock certificate system under which different forms of certificates may be used to reflect whether or not the owner thereof is a U.S. citizen.

Our board of directors unanimously recommends a vote “FOR” the approval of the Amendment to our Certificate of Incorporation to limit the foreign ownership of our capital stock.

PROPOSAL 5

APPROVAL OF AMENDED AND RESTATED

2005 INCENTIVE AWARD PLAN

Our board of directors has determined that it is advisable and in our best interest and in the best interest of our stockholders to amend and restate our 2005 Incentive Award Plan (the “Plan”) to (i) increase the maximum number of shares of our common stock that may be issued under the Plan from 600,000 to 1,200,000 shares, (ii) increase the maximum number of shares of common stock with respect to one or more awards that may be granted to any participant during any calendar year from 200,000 to 500,000 shares, (iii) increase the maximum amount that may be paid in cash pursuant to performance or incentive awards from $500,000 to $2,000,000 and (iv) revise the definition of “Fair Market Value” to equal the closing price of our common stock on our listing exchange on the date an award is granted. Our board of directors unanimously approved and adopted the Amended and Restated 2005 Incentive Award Plan, which includes these proposed amendments, substantially in the form attached hereto as Appendix B (the “Amended Plan”), subject to stockholder approval. The board is seeking approval of the Amended Plan by our stockholders. The Amended Plan differs from the Plan only as set forth in clauses (i)-(iv) above. The Amended Plan will become effective immediately upon stockholder approval. Should our stockholders not approve the Amended Plan, the Plan will remain in full force and effect.

The principal features of the Amended Plan are summarized below, but the summary is qualified in its entirety by reference to the Amended Plan which is attached hereto as Appendix B. We encourage you to read the Amended Plan carefully.

Purpose of the Amended Plan

The purpose of the Amended Plan is to provide additional incentive for directors, key employees and consultants to further our and our subsidiaries’ growth, development and financial success by personally benefiting through the ownership of our common stock, or other rights which recognize such growth, development and financial success. Our board of directors also believes that the Amended Plan enables us to obtain and retain the services of directors, key employees and consultants that are considered essential to our long range success by offering them an opportunity to own stock and other rights that reflect our financial success.

Securities Subject to the Amended Plan

Pursuant to the Amended Plan, the maximum aggregate number of shares of common stock that may be issued or transferred pursuant to awards will be increased from 600,000 shares to 1,200,000. In the event of any recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin off or other transaction that affects our common stock in a manner that would require adjustment to such limit in order to prevent the dilution or enlargement of the potential benefits intended to be made available under the Amended Plan, the administrator of the Amended Plan has the authority in its sole discretion to appropriately adjust:

•

the number and kind of shares of common stock (or other securities or property) with respect to which awards may be granted or awarded under the Amended Plan (including, but not limited to, adjusting the limitation on the maximum number and kind of shares that may be issued to any one individual during any calendar year);

•	the number and kind of shares of common stock (or other securities or property) subject to outstanding awards under the Amended Plan; and

•	the grant or exercise price with respect to any outstanding award.

To the extent that an award terminates, expires or lapses for any reason, any shares subject to the award at such time will be available for future grants under the Amended Plan. Additionally, shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation with respect to any award under the Amended Plan will be available for future grants under the Amended Plan. If any shares of restricted stock are surrendered by a participant or repurchased by us pursuant to the terms of the Amended Plan, such shares also will be available for future grants under the Amended Plan. To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by us or any of our subsidiaries will not be counted against the shares available for issuance under the Amended Plan.

The shares of common stock covered by the Amended Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market. For purposes of the Plan currently in effect, the fair market value of a share of common stock as of any given date will be the closing price of a share of common stock as reported on the NASDAQ Stock Market on the last trading day immediately preceding such date. Following stockholder approval of the Amended Plan, the fair market value of a share of common stock as of any given date will be the closing price of a share of common stock as reported on the NASDAQ Stock Market on such date, or if the shares were not traded on such date, then on the next preceding date on which a trade occurred. The closing share price for our common stock on December 31, 2006 was $45.62, as reported on the NASDAQ Stock Market.

Eligibility

Our employees, consultants and directors are eligible to receive awards under the Amended Plan. As of February 28, 2007, we had approximately 856 employees and we currently have nine directors, seven of which are independent directors. The administrator determines which of our employees, consultants and directors will be granted awards, except that in the case of the granting of options and restricted stock to independent directors, such determinations will be made by our board of directors. No employee, independent director or consultant is entitled to participate in the Amended Plan as a matter of right, nor does any such participation constitute assurance of continued employment or board service. Only those employees, independent directors and consultants who are selected to receive grants by the administrator may participate in the Amended Plan.

Awards Under the Amended Plan

The Amended Plan provides that the administrator may grant or issue stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

Non-Qualified Stock Options. Non-Qualified stock options (“NQSOs”) will provide for the right to purchase shares of common stock at a specified price which may not be less than fair market value on the date of grant, and usually will become exercisable (in the discretion of the administrator) in one or more installments after the grant date, subject to the completion of the applicable vesting service period or the attainment of pre-established performance milestones. NQSOs may be granted for any term specified by the administrator, but may not exceed ten years.

Incentive Stock Options. Incentive stock options (“ISOs”) will be designed to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, and must not be exercisable after a period of ten years measured from the date of grant; ISOs, however, may be subsequently modified to disqualify them from treatment as ISOs. The total fair market value of shares (determined as of the respective date or dates of grant) for which one or more options granted to any employee by us (including all options granted under the Amended Plan and all other option plans of us or any parent or subsidiary of us) may for the first time become exercisable as ISOs during any one calendar year shall not exceed the sum of $100,000. To the extent this limit is exceeded, the options granted will be NQSOs. In the case of an ISO granted to an individual who owns (or is deemed to own) more than 10% of the total combined voting power of all of our classes of stock (a “10% Owner”), the Amended Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant and the ISO must not be exercisable after a period of five years measured from the date of grant.

Stock Appreciation Rights. Stock appreciation rights provide for the payment of an amount to the holder based upon increases in the price of our common stock over a set base price. The base price of any SAR granted under the Amended Plan must be at least 100% of the fair market value of a share of common stock on the date of grant. SARs under the Amended Plan will be settled in cash or shares of common stock, or in a combination of both.

Restricted Stock. Restricted stock may be issued at such price, if any, and may be made subject to such restrictions (including time vesting or satisfaction of performance milestones), as may be determined by the administrator. Restricted stock, typically, may be repurchased by us at the original purchase price, or surrendered, if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise hypothecated or transferred, until the vesting restrictions applicable to such shares are removed or expire. Recipients of restricted stock, unlike recipients of options, generally will have voting rights and will receive dividends prior to the time when the restrictions lapse.

Deferred Stock Awards. Like restricted stock, deferred stock may not be sold, or otherwise hypothecated or transferred. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when the vesting conditions are satisfied.

Restricted Stock Units. Restricted stock units entitle the holder to receive vested shares of common stock, subject to the removal of restrictions which may include completion of the applicable vesting service period or the attainment of pre-established performance milestones. Although similar to deferred stock awards, the shares of common stock issued pursuant to restricted stock units may be delayed beyond the time at which the restricted stock units vest. Restricted stock units may not be sold, or otherwise hypothecated or transferred.

Dividend Equivalents. Dividend equivalents represent the value of the dividends per share paid by us, if any, calculated with reference to the number of shares covered by the stock options, SARs or other specified awards held by the participant. Dividend equivalents may be paid in cash or shares of common stock.

Performance Awards. Performance awards may be granted by the administrator to employees, consultants or independent directors based upon, among other things, the contributions, responsibilities and other compensation of the particular recipient. Generally, these awards will be based on specific performance criteria and may be paid in cash or in shares of common stock, or in a combination of both. Performance awards may include “phantom” stock awards that provide for payments based upon the value of our common stock. Performance awards may also include bonuses granted by the administrator, which may be payable in cash or in shares of common stock, or in a combination of both.

Stock Payments. Stock payments may be authorized by the administrator in the form of common stock or an option or other right to purchase common stock and may, without limitation, be issued as part of a deferred compensation arrangement in lieu of all or any part of compensation—including, without limitation, salary, bonuses, commissions and directors’ fees—that would otherwise be payable in cash to the employee, independent director or consultant.

The administrator may designate employees as participants whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The administrator may grant to such persons stock options, SARs, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards, cash bonuses and stock payments that are paid, vest or become exercisable upon the achievement of specified performance criteria which are related to one or more of the following performance goals, as applicable to us or any subsidiary, division, operating unit or individual:

•	net earnings (either before or after interest, taxes, depreciation and/or amortization);

•	sales or revenue;

•	net income (either before or after taxes);

•	operating earnings;

•	cash flow (including, but not limited to, operating cash flow and free cash flow);

•	return on assets;

•	return on stockholders’ equity;

•	return on sales;

•	gross or net profit margin;

•	expense;

•	working capital;

•	earnings per share;

•	price per share of stock; and

•	market share.

Any of the specified performance criteria may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. Each performance criteria will be measured in accordance with generally accepted accounting principles to the extent applicable.

The maximum number of shares which may be subject to awards granted under the Amended Plan to any individual during any calendar year may not exceed 500,000 shares of common stock (increased by the Amended Plan from 200,000 shares of common stock under the Plan), subject to adjustment in the event of any recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin off or other transaction that affects the common stock in a manner that would require adjustment to such limit in order to prevent the dilution or enlargement of the potential benefits intended to be made available under the Amended Plan. In addition, certain employees—those whose compensation in the year of grant is, or in a future fiscal year may be, subject to the limitation on deductibility under Section 162(m) of the Code—may not receive performance awards payable in the form of a cash bonus in excess of $2,000,000 (increased by the Amended Plan from $500,000 under the Plan) with respect to any calendar year.

Terms of Options

Term of Options

For options granted to our employees, directors and consultants, the term of an option will be set by the administrator, but will not be more than 10 years from the date the option is granted (five years in the case of an ISO granted to a 10% Owner). Generally, an option granted to an employee, director or consultant may only be exercised while such person remains our employee, director or consultant, as applicable or for a specified period of time (up to the remainder of the option term) following the optionee’s termination of employment, directorship or the consulting relationship, as applicable.

Vesting of Options

Each option agreement will contain the period during which the right to exercise the option in whole or in part vests in the optionee. At any time after the grant of an option, the administrator may accelerate the period during which such option vests. No portion of an option which is unexercisable at an optionee’s termination of employment or termination of consulting relationship will subsequently become exercisable, except as may be otherwise provided by the administrator either in the agreement relating to the stock option or by action following the grant of the option.

Exercise of Options

An option may be exercised for any vested portion of the shares subject to the option until the option expires. Only whole shares of common stock may be purchased. An option may be exercised by delivering to our Corporate Secretary a written or electronic notice of exercise on a form provided by us, together with full payment for the shares in the form of cash or a check payable to us in the amount of the aggregate option exercise price. However, the administrator may in its discretion and subject to applicable laws allow payment through one or more of the following:

•	the delivery of certain shares of common stock which have been owned by the optionee;

•	the surrender of shares of common stock which would otherwise be issuable upon exercise of the option;

•	the delivery of property of any kind which constitutes good and valuable consideration;

•

a special sale and remittance procedure pursuant to which the optionee will place a market sell order with a broker with respect to the shares of common stock then issuable upon exercise of the option and the broker pays a sufficient portion of the net proceeds of the sale to us in satisfaction of the option exercise price for the purchased shares plus all applicable income and employment taxes we are required to withhold by reason of such exercise; or

•	any combination of the foregoing.

Transferability of Awards

Awards generally may not be sold, pledged, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution, and NQSOs may be transferred with the administrator’s consent to certain family members and trusts. Awards may be exercised, during the lifetime of the holder, only by the holder or such permitted transferee.

Administration of Amended Plan

With respect to awards granted to our independent directors, the administrator of the Amended Plan is our board of directors. The Compensation and Nominating Committee of our board of directors is the administrator of the Amended Plan for all other persons, unless our board of directors assumes authority for administration. The Compensation and Nominating Committee must consist of two or more directors, each of whom qualifies as a “non-employee director” pursuant to Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and an “outside director” for purposes of Section 162(m) of the Code. The Compensation and Nominating Committee may delegate its authority to grant Awards under the Amended Plan to persons other than our officers, or to a committee consisting of one or more Compensation and Nominating Committee members or officers. The administrator has the power to:

•	select which directors, employees and consultants are to receive Awards and the terms of such Awards, consistent with the Amended Plan;

•	determine whether options are to be NQSOs or ISOs, or whether Awards are to qualify as “performance-based” compensation under Section 162(m) of the Code;

•	construe and interpret the terms of the Amended Plan and awards granted pursuant to the Amended Plan;

•	adopt rules for the administration, interpretation and application of the Amended Plan;

•	interpret, amend or revoke any of the rules adopted for the administration, interpretation and application of the Amended Plan; and

•	amend one or more outstanding awards in a manner that does not adversely affect the rights and obligations of the holder of such award.

Amendment and Termination of Amended Plan

The administrator may amend the Amended Plan at any time, subject to stockholder approval to the extent required by applicable law or regulation or the listing standards of the NASDAQ Stock Market (or any other market or stock exchange on which the common stock is at the time primarily traded). Additionally, stockholder approval will be specifically required to (i) increase the number of shares available for issuance under the Amended Plan, (ii) expand the classes of persons to whom awards may be granted under the Amended Plan, or (iii) decrease the exercise price of any outstanding option or stock appreciation right granted under the Amended Plan.

The administrator may terminate the Amended Plan at any time. However, in no event may an award be granted pursuant to the Amended Plan on or after March 18, 2015.

Federal Income Tax Consequences Associated with the Amended Plan

The following is a general summary under current law of the material federal income tax consequences to participants in the Amended Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal circumstances. This summarized tax information is not tax advice.

Non-Qualified Stock Options

If an optionee is granted a NQSO under the Amended Plan, the optionee will not have taxable income on the grant of the option. Generally, the optionee will recognize ordinary income at the time of exercise in an amount equal to the difference between the option exercise price and the fair market value of a share of common stock at such time. The optionee’s basis in the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the optionee exercises such option. Any subsequent gain or loss generally will be taxable as capital gains or losses.

Incentive Stock Options

No taxable income is recognized by the optionee at the time of the grant of an ISO, and no taxable income is recognized for regular tax purposes at the time the option is exercised; however, the excess of the fair market value of the common stock received over the option price is an “item of adjustment” for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition is granted and more than one year after the date the shares are transferred upon exercise. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of the fair market value of those shares on the exercise date over the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of the fair market value of such shares on the option exercise date over the exercise price paid for the shares. We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

Stock Appreciation Rights

No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR the fair market value of the shares received will be taxable as ordinary income to the recipient in the year of such exercise.

Restricted Stock

In general, a participant will not be taxed upon the grant or purchase of restricted stock that is subject to a “substantial risk of forfeiture,” within the meaning of Section 83 of the Code. However, at the time the restricted stock is no longer subject to the substantial risk of forfeiture, the participant will be taxed on the difference, if any, between the fair market value of the common stock on the date the restrictions lapsed and the amount the participant paid, if any, for such restricted stock. Recipients of restricted stock under the Amended Plan may, however, make an election under Section 83(b) of the Code to be taxed at the time of the grant or purchase on an amount equal to the difference, if any, between the fair market value of the common stock on the date of transfer and the amount the participant paid, if any, for such restricted stock. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the restrictions applicable to the restricted stock lapses.

Restricted Stock Units and Deferred Stock

A participant generally will not have ordinary income upon grant of restricted stock units or deferred stock. When the shares of common stock are delivered under the terms of the award, the participant will recognize ordinary income equal to the fair market value of the shares delivered, less any amount paid by the participant for such shares.

Dividend Equivalents

A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. At the time a dividend equivalent is paid, however, the participant will recognize ordinary income.

Performance Awards

A participant who has been granted a performance award generally will not recognize taxable income at the time of grant. When an award is paid, whether in cash or shares of common stock, the participant generally will recognize ordinary income.

Stock Payments

A participant who receives a stock payment in lieu of a cash payment generally will be taxed as ordinary income in the amount as if he or she received the cash payment.

Tax Deductions and Section 162(m) of the Code

In general, we will be entitled to a compensation deduction when and for the same amount that the recipient recognizes as ordinary income.

Under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for specified executive officers exceeds $1 million in any one year. This Section 162(m) deduction limit, however, does not apply to certain “performance-based compensation” as provided for by the Code and established by an independent compensation committee. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the exercise price or base price is greater than or equal to the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the Amended Plan may qualify as “qualified performance-based compensation” for purposes of Section 162(m), if such awards are granted or vest upon the pre-established objective performance goals described above.

The Amended Plan is structured in a manner that is intended to provide the Compensation and Nominating Committee with the ability to provide awards that satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code. In the event the Compensation and Nominating Committee determines that it is in our best interests to make use of such awards, the remuneration attributable to those awards should not be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

Section 409A of the Code

Certain awards under the Amended Plan may be considered “nonqualified deferred compensation” for purposes of Section 409A of the Code, which imposes certain additional requirements regarding the payment of deferred compensation. Generally, if at any time during a taxable year a nonqualified deferred compensation plan fails to meet the requirements of Section 409A, or is not operated in accordance with those requirements, all amounts deferred under the plan for the taxable year and all preceding taxable years, by any participant with respect to whom the failure relates, are includible in gross income for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A, the amount also is subject to interest and an additional income tax. The interest imposed is equal to the interest at the underpayment rate plus one percentage point, imposed on the underpayments that would have occurred had the compensation been includible in income for the taxable year when first deferred, or if later, when not subject to a substantial risk of forfeiture. The additional income tax is equal to 20% of the compensation required to be included in gross income.

Plan Benefits

Because option grants under the Plan are subject to the discretion of the plan administrator, awards under the Plan that will be made for the upcoming year are undeterminable. Future option exercise prices under the Plan are also indeterminable because they will be based upon the fair market value of our common stock on the date of grant. As of March 15, 2007, the following persons or groups had, in total, received the following aggregate number of options to purchase shares of our common stock under the Plan, as follows:

Name and Position	Number of Shares
Joseph J. Ueberroth
Chairman, President and Chief Executive Officer	100,000
Brian R. Schaefgen
Chief Financial Officer and Corporate Secretary	20,000
David A. Giersdorf
President, Cruise	150,000
Joseph G. McCarthy
Vice President and General Counsel	10,000
James L. Easton
Director	10,000
Rafer L. Johnson
Director	10,000
John C. Spence
Director	10,000
Richard D.C. Whilden
Director	10,000
All current executive officers as a group (7 persons)	286,000
All current directors who are not executive officers as a group (8 persons)	40,000
All employees, including all current officers who are not executive officers, as a group	24,500

Our board of directors unanimously recommends a vote “FOR” the approval of the Amended and Restated 2005 Incentive Award Plan.

OTHER BUSINESS

We do not know of any other business to be presented to the annual meeting and do not intend to bring any other matters before such meeting. If any other matters properly do come before the annual meeting, however, the persons named in the accompanying proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

CORPORATE GOVERNANCE

We believe that good corporate governance practices promote the principles of fairness, transparency, accountability and responsibility and will ensure that we are managed for the long-term benefit of our stockholders. During the past year, we have continued to review our corporate governance policies and practices and to compare them to those suggested by various authorities in corporate governance and the practices of other public companies. We have also continued to review the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules of the SEC and the new listing standards of the NASDAQ Stock Market.

Our board of directors maintains a code of ethics and conduct that applies to all of our employees, executive officers and directors. Our code of business conduct and ethics can be found on our website at www.ambassadors.com. You may also obtain a copy of the code of ethics and conduct and other information regarding our corporate governance practices by writing to our Corporate Secretary, at Ambassadors International, Inc., 1071 Camelback Street, Newport Beach, California 92660. We intend to timely disclose any amendments to or waivers of certain provisions of our code of ethics and conduct applicable to our Chief Executive Officer, principal financial officer, principal accounting officer, controller and other senior financial officers on our website at www.ambassadors.com.

Determination of Independence of Directors

Under the listing standards of the NASDAQ Stock Market, a director qualifies as “independent” only if our board of directors affirmatively determines that the director has no material relationship with us (either directly, or as a partner, shareholder or officer of an organization that has a relationship with us.). In March 2007, our board of directors undertook its annual review of director independence. During this review, our board of directors considered transactions and relationships between each director or any member of his or her immediate family and us and our subsidiaries and affiliates, including those reported under “Election of Directors—Director Biographical Information” above. In making independence determinations, our board of directors considered each relationship not only from the standpoint of the director, but also from the standpoint of persons and organizations with which the director has a relationship. The purpose of this review is to determine whether any such relationships or transactions would interfere with the director’s independent judgment, and therefore be inconsistent with a determination that the director is independent.

As a result of this review, our board of directors affirmatively determined that all of the nominees for re-election and all of the continuing directors are independent, except for Peter V. Ueberroth and Joseph J. Ueberroth. Our board of directors considered the following relationships and transactions in making its independence determinations:

•	Joseph J. Ueberroth, our Chairman, President and Chief Executive Officer, is the son of Peter V. Ueberroth.

•

Richard D.C. Whilden holds himself out as a “Principal” of Contrarian Group Inc. (“Contrarian”). The following relationships exist between Contrarian and us: (1) Contrarian is wholly-owned by Peter V. Ueberroth; (2) Contrarian leases office space from us, with monthly rental payments of $5,000, (3) Peter V. Ueberroth’s annual director fees of $96,000 are paid to Contrarian and (4) Contrarian reimburses us for its employees’ medical benefits processed through our payroll system, the amounts of which vary, but are approximately $15,000 per month. Mr. Whilden’s classification as a “Principal” of Contrarian is based solely on an independent working relationship with Contrarian and not on the basis of an ownership or economic stake in Contrarian. In addition, Mr. Whilden is an individual investor who, at times, invests in entities alongside Contrarian, and is retained by the entity, to serve in an executive officer capacity, in which he and Contrarian have made investments.

Our independent directors regularly meet in executive sessions. In 2006, the independent directors met four times in executive session. At each executive session, our board of directors elects one director to lead the session.

Meetings of the Board of Directors and Committees of the Board of Directors

During 2006, there were six meetings of our board of directors. Our board of directors has a standing Audit Committee, Compensation and Nominating Committee and Governance Committee. The members of each committee are selected by the majority vote of our board of directors. Each director attended 75% or more of the aggregate of the total board of directors meetings and his or her committee meetings in 2006. We have a policy that board of directors members attend the annual meeting of our stockholders. Eight of our nine directors attended the 2006 annual meeting. Our board of directors has adopted written charters for our Audit Committee, Compensation and Nominating Committee and Governance Committee, which are available at our website under Investor Relations at www.ambassadors.com. In addition, the charter for each of our committees is available in print to any stockholder who requests a copy. Please direct all requests to our Corporate Secretary at Ambassadors International, Inc., 1071 Camelback Street, Newport Beach, California 92660.

Audit Committee

James L. Easton, Kevin M. Luebbers (chairman) and John Spence are the members of our Audit Committee. In addition to all members of this committee being determined to be independent, our board of directors has determined that Messrs. Easton, Luebbers and Spence all qualify as “audit committee financial experts” under the rules of the SEC, meet the financial sophistication requirement rules of the NASDAQ Stock Market, and are independent under the requirements of the rules of the SEC. The Audit Committee selects our independent registered public accountants, reviews with the independent registered public accountants the plans and results of the audit engagement, approves professional services provided by and fees paid to the independent registered public accountants, reviews the independence of the independent registered public accountants, considers the range of audit and any non-audit fees and reviews the adequacy of our internal accounting controls and financial management practices. The Audit Committee has reviewed and reassessed the adequacy of the Audit Committee charter on an annual basis. The Audit Committee met nine times during 2006.

Compensation and Nominating Committee

In March 2005, our board of directors formed the Compensation, Nominating and Governance Committee. Prior to that time, the Compensation Committee performed the nominating and related governance functions of our board of directors. In August 2005, our board of directors determined that the Compensation, Nominating and Governance Committee shall be split into two separate committees known as the Compensation and Nominating Committee and the Corporate Governance Committee. Richard D.C. Whilden (chairman), Rafer L. Johnson and J. Fife Symington, IV are the members of the Compensation and Nominating Committee. Our board of directors has determined that each of the members of the Compensation and Nominating Committee qualifies as an independent director. This committee is responsible for determining compensation for our executive officers and for administering both the Amended and Restated 1995 Equity Participation Plan of Ambassadors International, Inc. and the 2005 Incentive Award Plan of Ambassadors International, Inc. The Compensation and Nominating Committee also identifies individuals qualified to be members of our board of directors and its committees, recommends to our board of directors the slate of directors to be nominated by our board of directors at the annual stockholders meeting and recommends any director to fill a vacancy on our board of directors. The Compensation and Nominating Committee met five times in 2006.

Compensation decisions for our executive officers and our directors are made by the Compensation and Nominating Committee. Our Chief Executive Officer makes recommendations to the Compensation and Nominating Committee on equity compensation to our employees and executive officers (other than the Chief Executive Officer). All decisions regarding equity compensation to our executive officers, employees and directors are made by the Compensation and Nominating Committee. The Compensation and Nominating Committee engaged the firm of Strategic Consulting Group as its independent compensation consultant to assist in the development and evaluation of compensation policies and the Compensation and Nominating Committee’s determinations of compensation awards. The role of Strategic Consulting Group is to provide independent, third-party advice and expertise on executive compensation issues. The compensation consultant reports primarily to and works directly with our Compensation and Nominating Committee, through its chair.

Governance Committee

In August 2005, our board of directors formed the Governance Committee and appointed Brigitte M. Bren (chairman) and Peter V. Ueberroth as the members of the Governance Committee. This committee is responsible for advising management on business matters, making recommendations on the frequency and structure of our board of directors meetings, assisting our board of directors in proposing committee assignments, including committee memberships and chairs, and periodically reviewing our Bylaws and our overall governance. The Governance Committee met three times in 2006.

Board Nominations

Director candidates are nominated by our Compensation and Nominating Committee. The Compensation and Nominating Committee does not impose any specific, minimum qualifications that must be met by director nominees, but rather the Compensation and Nominating Committee will consider candidates based upon their: (i) business and financial experience, such as serving as an executive officer or former executive officer of a publicly held company in our industry or otherwise, (ii) personal characteristics, such as integrity, ethics and values, (iii) expertise that is complementary to the background and experience of our other board of directors members, (iv) experience as a board member of another publicly held company, (v) willingness to devote the required amount of time to carrying out the duties and responsibilities of board of directors membership, (vi) willingness to objectively appraise management performance, (vii) academic expertise in an area of our operations, (viii) practical and mature business judgment and (ix) any such other qualifications our Compensation and Nominating Committee deems necessary to ascertain the candidates ability to serve on our board of directors.

The Compensation and Nominating Committee will consider nominee recommendations from stockholders, only if the recommendation is received not later than December 14, 2007, from a security holder or group of security holders that beneficially owns more than five percent (5%) of our outstanding common stock for at least one year as of the date the recommendation is made. A stockholder interested in recommending a director candidate may do so by mailing the candidate’s detailed resume and an explanation of the reasons why the stockholder believes the candidate is qualified for service on our board of directors. The stockholder must also provide biographical information similar to what is required to be disclosed in a proxy statement. In addition, the stockholder must include the consent of the candidate to serve as director if elected and must describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination or otherwise. The stockholder must submit proof of his or her holding of our common stock. We may request from the recommending stockholder such other information as we deem necessary to evaluate the stockholder nominee. All communications are to be directed to the chairman of the Compensation and Nominating Committee at Ambassadors International, Inc., 1071 Camelback Street, Newport Beach, California 92660. The Compensation and Nominating Committee applies the same criteria to nominees recommended by stockholders as to new candidates recommended by the Compensation and Nominating Committee.

The Compensation and Nominating Committee reviews each existing director whose term is set to expire and considers the following in determining whether to recommend the re-election of that director: (i) the director’s overall effectiveness; and (ii) whether changes in employment status, health, community activity or other factors may impair the director’s continuing contributions to our board of directors.

Director Compensation Table

[to be included in definitive proxy statement]

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

AND CERTAIN BENEFICIAL OWNERS

The following table shows ownership of our common stock on March 15, 2007, based on 11,091,397 shares of common stock outstanding on that date, by (i) each person known to us to own beneficially more than five percent (5%) of our capital stock; (ii) each director, director nominee and named executive officer (which consist of our Chief Executive Officer, our Chief Financial Officer and our next three highest paid executive officers) and (iii) all current directors, director nominees and executive officers as a group. Except to the extent indicated in the footnotes to the following table, the person or entity listed has sole voting and dispositive power with respect to the shares that are deemed beneficially owned by such person or entity, subject to community property laws, where applicable:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock (1)	Percent of Class of Common Stock
Directors, Nominees and Named Executive Officers
Joseph J. Ueberroth(2)	886,075	7.83%
Brian R. Schaefgen(3)	60,406	0.54%
David A. Giersdorf(4)	75,000	0.67%
Jerry G. McGee(5)	117,721	1.05%
Joseph G. McCarthy(6)	21,000	*
Peter V. Ueberroth(7)	1,391,000	12.44%
Brigitte M. Bren(8)	23,117	*
James L. Easton(9)	27,616	*
Rafer L. Johnson(10)	3,500	*
Kevin M. Luebbers(11)	3,500	*
John C. Spence(12)	29,616	*
J. Fife Symington, IV(13)	8,500	*
Richard D.C. Whilden(14)	14,120	*
All current directors and executive officers as a group (14 people as a group)(15)	2,680,421	23.05%
Other 5% Beneficial Owners
MLF Investments, LLC(16)	2,208,351	19.91%
Ashford Capital Management, Inc.(17)	1,421,712	12.82%
Dimensional Fund Advisors Inc.(18)	598,169	5.39%

*	Less than 0.50%
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our common stock which are purchasable under options which are currently exercisable or which will become exercisable no later than 60 days after March 15, 2007, which are indicated in the footnotes, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Each of the named executive officers’ shares owned includes shares of our common stock allocated to the accounts of the named executive officers as matching contributions under our 401(k) plan for fiscal year 2006 and shares of restricted stock, as indicated in footnotes. The holders of our restricted stock are entitled to vote and receive dividends, if declared, on the shares of our common stock covered by the restricted stock grant.
(2)	Chairman and Chief Executive Officer of the Company. Includes 219,029 shares of our common stock issuable upon exercise of options and 117,500 unvested shares of restricted stock. Includes 86,926 shares of our common stock owned by the Ueberroth Community Trust of which Mr. Ueberroth has shared voting power. Includes 300,000 option shares that may be acquired pursuant to an option agreement dated July 26, 2006 and expiring January 25, 2008, between the Ueberroth Family Trust dated June 27, 1986 and the Joseph J. Ueberroth Revocable Trust dated March 5, 1997.

(3)	Includes 32,000 shares of our common stock issuable upon exercise of options and 24,000 unvested shares of restricted stock.
(4)	Includes 30,000 shares of our common stock issuable upon exercise of options and 37,500 unvested shares of restricted stock.
(5)	Includes 94,721 shares of our common stock issuable upon exercise of options and 23,000 unvested shares of restricted stock.
(6)	Includes 20,000 shares of our common stock issuable upon exercise of options and 1,000 unvested shares of restricted stock.
(7)	The shares are held in a family trust of which Mr. Peter Ueberroth is a co-trustee. Beneficial ownership includes fully vested options to purchase 90,000 shares of our common stock and 1,000 shares of restricted common stock which will fully vest on August 4, 2007. Also includes 300,000 shares that may be acquired by the Joseph J. Ueberroth Revocable Trust dated March 5, 1997, pursuant to an option agreement dated July 26, 2006 and expiring January 25, 2008, between the Ueberroth Family Trust dated June 27, 1986 and the Joseph J. Ueberroth Revocable Trust dated March 5, 1997. Does not include 100,000 shares of our common stock owned by the Ueberroth Family Foundation of which Mr. Ueberroth has shared voting power. Also does not include 43,463 shares of our common stock owned by the Ueberroth Education Trust of which Mr. Ueberroth has no voting power.
(8)	Consists of 22,117 shares of our common stock issuable upon exercise of director options and 1,000 unvested shares of restricted stock.
(9)	Includes 24,116 shares of our common stock held by the director. Includes 2,500 shares of our common stock issuable upon exercise of director options and 1,000 unvested shares of restricted stock.
(10)	Consists of 2,500 shares of our common stock issuable upon exercise of director options and 1,000 unvested shares of restricted stock.
(11)	Consists of 2,500 shares of our common stock issuable upon exercise of director options and 1,000 unvested shares of restricted stock.
(12)	Includes 26,116 shares of our common stock held by the director. Includes 2,500 shares of our common stock issuable upon exercise of director options and 1,000 unvested shares of restricted stock.
(13)	Includes 5,000 shares of our common stock held by the director. Includes 2,500 shares of our common stock issuable upon exercise of director options and 1,000 unvested shares of restricted stock.
(14)	Includes 4,620 shares of our common stock held by the director and 7,000 shares held in a family trust of which Mr. Whilden is a co-trustee. Includes 2,500 shares of our common stock issuable upon exercise of director options and 1,000 unvested shares of restricted stock.
(15)	Includes 522,867 shares of our common stock issuable upon exercise of stock options.
(16)	Based on the Schedule 13D/A filed with the SEC on September 26, 2006, by MLF Investments, LLC (“MLFI”) MLF Offshore Fund Ltd. (“MLF Offshore Fund I”), MLF Offshore Fund II (“MLF Offshore Fund II”), MLF Partners, L.P. (“MLFP”), MLF Capital Management, L.P. (“MLF Capital”), MLF Holdings, LLC (“MLF Holdings”) and Matthew L. Feshbach (together, the “Reporting Persons”). The Reporting Persons act as a group with regards to certain aspects of the shares. The Schedule 13D/A reports that MLFI and Mr. Feshbach beneficially own all of these shares and have shared voting and dispositive power over all of these shares. MLFI, Mr. Feshbach, MLF Holdings and MLF Capital may be deemed to beneficially own the 1,511,844 shares held by MLFP, and they report shared voting and dispositive power over these shares. MLF Offshore Fund I reports beneficially ownership of 322,186 shares and shared voting and dispositive power over these shares; MLF Offshore Fund II beneficially owns 374,321 shares and has shared voting and dispositive power over these shares; MLFI and Mr. Feshbach may be deemed to beneficially own the shares held by MLF Offshore Fund I and MLF Offshore Fund II. The business address of MLFI, MLFP, MLF Capital, MLF Holdings and Matthew L. Feshbach is 455 N. Indian Rocks Road, Suite B, Belleair Bluffs, Florida 33770. The business address of MLF Offshore Fund I and MLF Offshore Fund II is c/o Trident Trust Company (Cayman) Ltd., One Capital Place, P.O. Box 847, Grand Cayman, Cayman Islands, B.W.I.
(17)	Based on the Schedule 13G/A filed with the SEC on February 13, 2007 by Ashford Capital Management, Inc. (“Ashford”), an investment advisor. The Schedule 13G/A reported that Ashford has sole voting and dispositive power with respect to all of these shares. Ashford’s address is P.O. Box 4172, Wilmington, DE 19807.
(18)

Based on the Schedule 13G/A filed with the SEC on February 9, 2007 by Dimensional Fund Advisors LP (“Dimensional”), an investment advisor. The Schedule 13G/A reported that Dimensional has sole voting and dispositive power with respect to all of these shares. Dimensional’s address is 1299 Ocean Avenue, Santa Monica, CA 90401. Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, collectively, the “Funds”). The securities reported in the Schedule 13G/A are owned by the Funds and Dimensional disclaims beneficial ownership of such securities.

INFORMATION CONCERNING

MANAGEMENT AND EXECUTIVE COMPENSATION

Executive Biographical Information

Set forth below is the biographical information for our executive officers as of March 31, 2007.

Joseph J. Ueberroth, See—‘‘Director Biographical Information.”

Brian R. Schaefgen, age 37, has served as our Chief Financial Officer, Treasurer and Secretary since December 2003. From March 1994 to December 2003, Mr. Schaefgen served in various senior financial capacities with The Irvine Company, a real estate investment company. From 1991 to 1994, Mr. Schaefgen was with Deloitte & Touche, an accounting and professional services firm. Mr. Schaefgen serves on the board of directors of Grand Prix Tours, Inc., a specialty tour provider and the board of advisors of BenchPlayers, Inc., a talent placement and event production company. Mr. Schaefgen also serves on the board of directors of Big Brothers Big Sisters of Orange County, a local charity. Mr. Schaefgen received his Bachelor of Business Administration from the University of Notre Dame. Mr. Schaefgen is a Certified Public Accountant.

David A. Giersdorf, age 50, has served as President of our cruise division since December 2005. In 2005, Mr. Giersdorf served as a consultant to Ambassadors. From 1999 to 2004, Mr. Giersdorf was with Holland America Line Inc., part of Carnival Corporation’s family of cruise lines, most recently as Executive Vice President, Marketing and Sales. Mr. Giersdorf was responsible for global brand management, product planning, revenue management, sales, distribution and public relations for Holland America and its subsidiary companies, Windstar Cruises and Holland America Tours.

Joseph G. McCarthy, age 35, has served as Vice President, Corporate Development since November 2003 and was named General Counsel in January 2007. Prior to joining us, Mr. McCarthy served as Vice President of Fletcher Asset Management, a private equity firm based in New York City and as an associate in the corporate practice of Latham & Watkins. Mr. McCarthy received his bachelor of arts from Grinnell College and graduated with distinction from The University of Iowa College of Law.

Jerry G. McGee, age 36, has served as President of our travel and events division since August 2005 and as its Chief Operating Officer since December 2003. From 1998 to 2003, Mr. McGee served in executive level capacities at our various wholly-owned subsidiaries. Prior to joining Ambassadors, Mr. McGee worked in the Planning Division of the Walt Disney Company’s Resorts and Attractions unit and served as Vice President of The Lindquist Group, a management consulting firm to the travel and entertainment industries. Mr. McGee serves on the board of directors of the Special Olympics of Southern California and the board of trustees of the International Society of Incentive and Travel Executives Foundation. Mr. McGee received his Bachelor of Science from the University of Southern California.

Mr. Timothy T. Fogarty, the President of Cypress Reinsurance, Ltd, our wholly-owned subsidiary, resigned from his position as of March 31, 2006. Mr. Andrew M. Fite resigned his position as President of BellPort Group, Inc., our wholly-owned subsidiary, as of July 3, 2006.

EXECUTIVE COMPENSATION

[to be included in definitive proxy statement]

REPORT OF COMPENSATION AND NOMINATING COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation and Nominating Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and based on the review and discussions, the Compensation and Nominating Committee recommended to our board of directors that the Compensation Discussion and Analysis be included in our 2006 Annual Report on Form 10-K and in this Proxy Statement for the 2007 annual meeting of stockholders.

COMPENSATION AND NOMINATING COMMITTEE

Richard D.C. Whilden, Chairman
Rafer L. Johnson
J. Fife Symington, IV

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2006, about compensation plans under which shares of our common stock may be issued to employees, consultants or non-employee directors of our board of directors upon exercise of options, warrants or rights under all of our existing equity compensation plans. Our existing equity compensation plans include our Amended and Restated 1995 Equity Participation Plan and our 2005 Incentive Award Plan.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c)
Plans approved by stockholders	1,366,759(1)	$11.70	169,807

Plans not approved by stockholders	N/A	N/A	N/A

Total	1,366,759	$11.70	169,807

(1)	Represents securities to be issued upon exercise of outstanding options under our Amended and Restated 1995 Equity Participation Plan and our 2005 Incentive Award Plan. Does not include an additional 600,000 shares that stockholders are being asked to approve for issuance under our Amended and Restated 2005 Incentive Award Plan. See Proposal No. 5, “Approval Of Amended And Restated 2005 Incentive Award Plan.”

AUDIT COMMITTEE

Report of Audit Committee

Following is the report of the Audit Committee with respect to Ambassadors’ audited financial statements for the fiscal year ending December 31, 2006, and the related consolidated balance sheets, statements of operations, stockholders’ equity and cash flows and the notes thereto.

During the year 2006, at each of its meetings, the Audit Committee met with the senior members of Ambassadors’ financial management team and the independent auditors. The Audit Committee’s agenda is established by the Chairman of the Audit Committee and our Chief Financial Officer. During the year, the Audit Committee had private sessions with Ambassadors’ independent auditors at which candid discussions of financial management, accounting and internal control issues took place.

The Audit Committee reviewed with Ambassadors’ financial management team and the independent auditors overall audit scopes and plans, the results of internal and external audit examinations, evaluations by the auditors of our internal controls, and the quality of our financial reporting.

The Audit Committee has reviewed with management the audited financial statements for the year ended December 31, 2006 in the annual report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee asked for management’s representations that our audited consolidated financial statements have been prepared in conformity with generally accepted accounting principles and have expressed to both management and the independent auditors their general preference for conservative policies when a range of accounting options is available.

In its meetings with representatives of the independent auditors, the Audit Committee asks them to address, and discusses their responses to, concerns that the Audit Committee believes are particularly relevant to its oversight. These concerns include:

•

The presence of any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the independent auditors themselves prepared and been responsible for the financial statements.

•

Based on the independent auditors’ experience and their knowledge of Ambassadors, whether the financial statements fairly present to investors, with clarity and completeness, our financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements.

•	Based on the independent auditors’ experience and their knowledge of Ambassadors, whether our implemented internal controls and internal audit procedures are appropriate for Ambassadors.

The Audit Committee believes that by focusing its discussions with the independent auditors, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

The Audit Committee also discussed with the independent auditors all other matters required to be discussed by the auditors with the Audit Committee under Statement on Auditing Standards No. 61, “Communication with Audit Committees.” The Audit Committee received and discussed with the independent auditors their annual written report on their independence from Ambassadors and Ambassadors’ management, which is made under Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and considered with the independent auditors whether the provision of financial information systems design and implementation and other non-audit services provided by them to us during 2006 was compatible with the independent auditors’ independence.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee necessarily relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of our annual financial statements with generally accepted accounting principles in the United States.

In reliance on these reviews and discussions, the Audit Committee has recommended to our board of directors, and our board of directors has approved, that the audited financial statements be included in Ambassadors’ annual report on Form 10-K for the year ended December 31, 2006, for filing with the SEC.

AUDIT COMMITTEE

Kevin M. Luebbers, Chairman
James L. Easton
John C. Spence

Audit Committee’s Pre-Approval Policy

During fiscal year 2006, the Audit Committee of our board of directors approved policies and procedures for the pre-approval of all audit and non-audit services to be provided by our independent auditor and for the prohibition of certain services from being provided by the independent auditor. We may not engage our independent auditor to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures. On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to us by the independent auditor during the fiscal year. At the time such pre-approval is granted, the Audit Committee specifies the pre-approved services and establishes a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy. For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the SEC on auditor independence.

If the cost of any service exceeds the pre-approved monetary limit, such service must be approved by the Audit Committee. The Audit Committee has delegated authority to the chairman of the Audit Committee to pre-approve any audit or non-audit services to be provided to us by the independent auditor. The chairman must report any pre-approval pursuant to the delegation of authority to the Audit Committee at its next scheduled meeting.

Fees Paid to the Independent Registered Public Accountants

The following sets forth the aggregate fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements for the fiscal years 2006 and 2005, and fees billed for other services provided by Ernst & Young LLP for fiscal years 2006 and 2005.

Audit Fees

Fees for audit services totaled approximately $1.0 million in 2006 and $496,000 in 2005, including fees associated with the annual audit and the audit of internal control over financial reporting in 2006 and 2005, the reviews of our quarterly reports on Form 10-Q, audits of acquired entities and required statutory audits.

Audit Related Fees

In 2006 and 2005, we did not incur any audit related fees.

Tax Fees

Fees for tax services, including tax compliance, tax advice and tax planning, totaled approximately $43,000 in 2006 and $55,000 in 2005. Tax fees include services related to tax compliance, preparation and filing of tax returns and tax consulting.

All Other Fees

In 2006 and 2005, we did not incur any other fees.

All services provided by our independent auditor in 2006 were pre-approved in accordance with the Audit Committee’s pre-approval policies and procedures.

We have been advised by Ernst & Young LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in us or our subsidiaries.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the executive officers and directors and persons who beneficially own more than 10% of a class of securities registered under Section 12(g) the Exchange Act to file initial reports of ownership and reports of changes in ownership with the SEC. Such officers, directors, and stockholders are required by SEC regulations to furnish us with copies of all such reports that they file. Based solely upon our review of such forms furnished to us during the fiscal year ended December 31, 2006, and written representations from certain reporting persons, we believe that during 2006, all filing requirements applicable to our executive officers, directors and more than 10% stockholders have been complied with.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Under SEC rules, we are required to disclose material transactions with us in which “related persons” have a direct or indirect material interest. Related persons include any director, nominee for director, or executive officer of us, a 5% or greater stockholder and any immediate family members of such persons. The term “transaction” is broadly defined under SEC rules to include any financial transaction, arrangement or relationship, including any indebtedness transaction or guarantee of indebtedness.

Our board of directors has adopted a written policy that requires the Audit Committee to review and approve any related party transactions. At each calendar year’s first regularly scheduled meeting of our board of directors, management is required to present to the Audit Committee specific information with respect to any such transaction expected to be entered into or continued during that calendar year. After reviewing this information, the Audit Committee will approve such transaction only if the following two conditions are met: (1) the transaction must be in the best interests (or not inconsistent with the best interests) of us and our stockholders; and (2) the transaction must be entered into by us on terms that are comparable to those that would be obtained in an arm’s length transaction with an unrelated third party. If any additional related party transactions are proposed to be entered into subsequent to our board of directors’ first calendar year meeting, management is required to present such transactions to the Audit Committee, or any special committee delegated to by our board of directors, for approval or ratification at a subsequent meeting of our board of directors.

The following transaction was approved by a special committee of our board of directors in accordance with this policy.

On February 1, 2006, we purchased all of the issued and outstanding shares of BellJa Holding Company, Inc., a California corporation (“BellJa”), for $250,000 in cash, pursuant to the terms of a Stock Purchase Agreement (the “Purchase Agreement”), dated February 1, 2006, among Ambassadors and the shareholders of BellJa. Joseph J. Ueberroth, our Chief Executive Officer and our director, was a director and officer of BellJa. In addition, Joseph J. Ueberroth and Peter V. Ueberroth, chairman of our board of directors at the time, were stockholders of BellJa, indirectly, through the Ueberroth Community Trust under which Joseph J. Ueberroth is a trustee, and through the Ueberroth Family Trust under which Peter V. Ueberroth is a trustee. Joseph J. Ueberroth and Peter V. Ueberroth beneficially owned, as trustees of such trusts, 32% and 16% of the outstanding equity securities of BellJa, respectively. Pursuant to the terms of the Purchase Agreement, the Ueberroth Community Trust received $80,000 and the Ueberroth Family Trust received $40,000, representing the trusts’ pro rata ownership of BellJa. The aforementioned trusts received the same per share consideration as other BellJa stockholders.

OTHER MATTERS

Communications with the Board

Any stockholder may communicate with our board of directors and its committees. Our board of directors has established the following system to receive, track and respond to communications from stockholders addressed to our board of directors and its committees and members.

Any stockholder may address his or her communication to our board of directors, a committee of our board of directors, or an individual member of our board of directors and send the communication addressed to the recipient group or individual, care of Ambassadors International, Inc., Corporate Secretary, 1071 Camelback Street, Newport Beach, California 92660. The Corporate Secretary will review all communications and deliver the communications to the appropriate party in the Corporate Secretary’s discretion. The Corporate Secretary may take additional action or respond to communications in accordance with instructions from the recipient of the communication.

Stockholder Proposals for the 2008 Annual Meeting

In the event that a stockholder desires to have a proposal considered for presentation at the 2008 annual meeting of stockholders, and inclusion in the proxy statement and form of proxy used in connection with such meeting, the proposal must be forwarded in writing to our Corporate Secretary so that it is received no later than                                         . Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act.

We expect to hold our 2008 annual meeting of stockholders on or about May 9, 2008. Our Bylaws provide that if a stockholder, rather than including a proposal in our proxy statement as discussed above, commences his or her own proxy solicitation for the 2008 annual meeting of stockholders or seeks to nominate a candidate for election or propose business for consideration at such meeting, we must receive notice of such proposal not less than 50 days nor more than 75 days prior to the meeting. The notice must comply with our Bylaws. Notices should be directed to the attention of the Corporate Secretary, Ambassadors International, Inc., 1071 Camelback Street, Newport Beach, California 92660.

Annual Report on Form 10-K; Incorporation by Reference

Our annual report on Form 10-K is included with your proxy statement and is available without charge on our website, www.ambassadors.com/investor, as soon as reasonably practicable after it is filed electronically with the SEC. We are providing the address to our Internet site solely for the information of investors. We do not intend the address to be an active link or to otherwise incorporate the contents of the website into this report. In addition to the website, a copy of our Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to stockholders by writing to our Corporate Secretary at Ambassadors International, Inc., 1071 Camelback Street, Newport Beach, California 92660.

Incorporation by Reference

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act, as amended, which might incorporate future filings made by us under those statutes, the Compensation and Nominating Committee Report and the Audit Committee Report will not be incorporated by reference into any of those prior filings, nor will any such report be incorporated by reference into any future filings made by us under those statutes, except to the extent we specifically incorporate such report by reference therein. In addition, information on our website, other than our proxy statement and form of proxy, is not part of the proxy soliciting material and is not incorporated herein by reference.

By Order of the Board of Directors

Brian R. Schaefgen
Corporate Secretary

Newport Beach, California

April     , 2007

Appendix A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

AMBASSADORS INTERNATIONAL, INC.,

a Delaware corporation

Ambassadors International, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1. That the Corporation’s Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 15, 1995 (the “Original Certificate”). The following certificates were subsequently filed: (i) Certificate of Agreement of Merger filed on August 4, 1995, and (ii) Certificate of Amendment filed August 4, 1995 (collectively, the Original Certificate with the subsequently filed certificates shall be referred to as the “Certificate of Incorporation”).

2. That the Board of Directors of the Corporation duly adopted a resolution setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended so that, as amended, Article IV shall read in its entirety as follows:

“ARTICLE IV

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is Forty-Two Million (42,000,000), consisting of Forty Million (40,000,000) shares of common stock, par value $0.01, and Two Million (2,000,000) shares of preferred stock, par value $0.01 (the “Preferred Stock”). The designation, powers, preferences and relative, participating, optional or other special rights, including voting rights, qualifications, limitations or restrictions of the Preferred Stock shall be established by resolution of the Board of Directors, pursuant to Section 151 of the General Corporation Law of the State of Delaware.”

RESOLVED FURTHER, that the Certificate of Incorporation of the Corporation be amended by adding a new Article XV immediately after Article XIV thereof to read as follows:

“ARTICLE XV

CITIZENSHIP OF STOCKHOLDERS, OFFICERS AND DIRECTORS;

RESTRICTIONS ON TRANSFER

A. Certain Definitions. For purposes of this Article XV, the following terms shall have the meanings specified below:

(i) A Person shall be deemed to be the “beneficial owner” of, or to “beneficially own”, or to have “beneficial ownership” of, shares or interests in an entity to the extent such Person would be deemed to be the “beneficial owner” thereof pursuant to Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such rule may be amended or supplemented from time to time, and any successor rule to such rule, and such terms shall apply to and include the holder of record of any such shares or interests.

(ii) “Charitable Beneficiary” shall mean, with respect to a Trust, one or more nonprofit organizations designated by the Corporation from time to time by written notice to the Trustee of such Trust to be the beneficiaries of the interest in such Trust, provided that each such organization (a) must be a U.S. Citizen, (b) must be described in Section 501(c)(3) of the Code, and (c) contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

(iii) “Code” shall mean the Internal Revenue Code of 1986, as amended, any successor statutes thereto, and the regulations promulgated thereunder, in each case as amended or supplemented from time to time.

(iv) “Deemed Original Issuance Price” shall have the meaning ascribed to such term in Section G(iii) of this Article XV.

(v) “Disqualified Person” shall have the meaning ascribed to such term in Section F(i) of this Article XV.

(vi) “Disqualified Recipient” shall have the meaning ascribed to such term in Section F(i) of this Article XV.

(vii) “Excess Shares” shall have the meaning ascribed to such term in Section E of this Article XV.

(viii) “Excess Share Date” shall have the meaning ascribed to such term in Section E of this Article XV.

(ix) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended or supplemented from time to time.

(x) “Fair Market Value” of one share of a particular class or series of the capital stock of the Corporation as of any date shall mean the average of the daily Market Price (as defined herein) of one share of such capital stock for the 20 consecutive Trading Days (as defined herein) immediately preceding such date, or, if such capital stock is not listed or admitted for unlisted trading privileges on any National Securities Exchange, the fair value of a share of such class or series of capital stock on such date as determined in good faith by the Board of Directors.

(xi) “Maritime Laws” shall mean the federal laws of the United States applicable to the ownership and operation of vessels in the coastwise trade of the United States, including those set forth in 46 U.S.C. §§ 50501(a), (b), and (d), 55102, and 55103, any successor statutes thereto, and the regulations promulgated thereunder, in each case as amended or supplemented from time to time.

(xii) The “Market Price” of a share of a class or series of capital stock of the Corporation for a particular day shall mean: (a) the closing price of such class or series of capital stock as reported on the NASDAQ Stock Market and if such class or series of capital stock is not then included for quotation through the NASDAQ Stock Market, then as reported on the New York Stock Exchange, Inc. composite tape, and if not reported thereon, then on any National Securities Exchange on which such class or series of capital stock is then listed or admitted for unlisted trading privileges; (b) if such class or series of capital stock is not then listed or admitted for unlisted trading privileges on any National Securities Exchange, the last quoted price on such day, or, if not so quoted, the average of the closing bid and asked prices on such day in the over-the-counter market, as reported by the system then in use; (c) if on any such day such class or series of capital stock is not quoted by any such organization, the average of the bid and asked prices on such day as furnished by a professional market maker making a market in such capital stock selected by the Corporation; or (d) if on any such day no market maker is making a market in such capital stock, the fair value of a share of such class or series of capital stock on such day as determined in good faith by the Board of Directors (or a duly authorized committee thereof).

(xiii) “National Securities Exchange” shall mean an exchange registered with the Securities and Exchange Commission under Section 6(a) of the Exchange Act, as such section may be amended or supplemented from time to time, and any successor to such statute.

(xiv) “Non-U.S. Citizen” shall mean any Person other than a U.S. Citizen.

(xv) “Permitted Percentage” shall mean, with respect to any class or series of capital stock of the Corporation, the lesser of (i) 24.99% of the shares of such class or series of capital stock of the Corporation from time to time issued and outstanding, and (ii) 99% of the maximum percentage of the issued and outstanding shares of such class or series of capital stock of the Corporation permitted to be beneficially owned, individually or in the aggregate, by Non-U.S. Citizens under the Maritime Laws so that the Corporation does not cease to be qualified under the Maritime Laws to own and operate vessels in the coastwise trade of the United States.

(xvi) “Proposed Transfer” shall have the meaning ascribed to such term in Section F(i) of this Article XV.

(xvii) “Proposed Transfer Price” shall have the meaning ascribed to such term in Section G(iii) of this Article XV.

(xviii) “Proposed Transferee” shall have the meaning ascribed to such term in Section F(i) of this Article XV.

(xix) “Redemption Date” shall have the meaning ascribed to such term in Section H(iii)(c) of this Article XV.

(xx) “Redemption Notes” shall mean interest-bearing promissory notes of the Corporation with a maturity of not more than 10 years from the date of issue and bearing interest at a fixed rate equal to the yield on the U.S. Treasury Note having a maturity comparable to the term of such promissory notes as published in The Wall Street Journal or comparable publication at the time of the issuance of the promissory notes.

(xxi) “Redemption Notice” shall have the meaning ascribed to such term in Section H(iii)(c) of this Article XV.

(xxii) “Redemption Price” shall have the meaning ascribed to such term in Section H(iii)(a) of this Article XV.

(xxiii) “Restricted Person” shall have the meaning ascribed to such term in Section F(i) of this Article XV.

(xxiv) “Status Change” shall have the meaning ascribed to such term in Section F(i) of this Article XV.

(xxv) “Status Change Price” shall have the meaning ascribed to such term in Section G(iii) of this Article XV.

(xxvi) “Trading Day” shall mean a day on which the principal National Securities Exchange on which shares of any class or series of the capital stock of the Corporation are listed is open for the transaction of business or, if such capital stock is not listed or admitted for unlisted trading privileges on any National Securities Exchange, a day on which banking institutions in New York City generally are open.

(xxvii) “Trust” shall have the meaning ascribed to such term in Section F(i) of this Article XV.

(xxviii) “Trustee “ shall have the meaning ascribed to such term in Section F(i) of this Article XV.

(xxix) “U.S. Citizen” shall mean a citizen of the United States within the meaning of the Maritime Laws for purposes of owning and operating vessels in the coastwise trade of the United States.

B. Maritime Laws. It is the policy of the Corporation that Non-U.S. Citizens should beneficially own, individually or in the aggregate, no more than the Permitted Percentage of each class or series of the capital stock of the Corporation. To help ensure that at no time Non-U.S. Citizens, individually or in the aggregate, become the beneficial owners of more than the Permitted Percentage of the issued and outstanding shares of any class or series of capital stock of the Corporation, and to enable the Corporation to submit any proof that it is a U.S. Citizen as required by any applicable law or by any contract with the United States government (or any agency thereof), the Corporation shall have the power to take the actions prescribed in

Sections C through J of this Article XV. The provisions of this Article XV are intended to assure that the Corporation continues to qualify as a U.S. Citizen under the Maritime Laws so that the Corporation does not cease to be qualified under the Maritime Laws to own and operate vessels in the coastwise trade of the United States. The Board of Directors (or any duly authorized committee thereof) is specifically authorized to make all determinations in accordance with applicable law and this Certificate to implement the provisions of this Article XV.

C. Stock Certificates.

(i) To implement the policy set forth in Section B of this Article XV, the Corporation may institute a dual stock certificate system such that: (a) each certificate representing shares of each class or series of capital stock of the Corporation that are beneficially owned by a U.S. Citizen shall be marked “U.S. Citizen” and each certificate representing shares of each class or series of capital stock of the Corporation that are beneficially owned by a Non-U.S. Citizen shall be marked “Non-U.S. Citizen”, but with all such certificates to be identical in all other respects and to comply with all provisions of the laws of the State of Delaware; (b) an application to transfer shares shall be set forth on the back of each certificate, in which a Person seeking to take title to the shares represented by such certificate shall apply to the Corporation to transfer the number of shares indicated therein and shall certify as to its citizenship and the citizenship of any beneficial owner for whom or for whose account such Person will hold such shares; and (c) the stock transfer records of the Corporation may be maintained in such manner as to enable the percentages of the shares of each class or series of the Corporation’s capital stock that are beneficially owned by U.S. Citizens and by Non-U.S. Citizens to be confirmed. The Board of Directors (or any duly authorized committee thereof) is authorized to take such other ministerial actions or make such interpretations of this Certificate as it may deem necessary or advisable in order to implement a dual stock certificate system consistent with the policy set forth in Section B of this Article XV and to ensure compliance with such system and such policy.

(ii) A statement shall be set forth on the face or back of each certificate representing shares of each class or series of capital stock of the Corporation to the effect that: (a) such shares and the beneficial ownership thereof are subject to restrictions on transfer set forth in this Certificate; and (b) the Corporation will furnish without charge to each stockholder of the Corporation who so requests a copy of the Certificate.

D. Transfers.

(i) Any purported transfer of beneficial ownership of any shares of any class or series of capital stock of the Corporation (excluding, for the avoidance of doubt, the original issuance of such shares by the Corporation), the effect of which would be to cause one or more Non-U.S. Citizens in the aggregate to beneficially own shares of any class or series of capital stock of the Corporation in excess of the Permitted Percentage for such class or series, shall be void and ineffective, and, to the extent that the Corporation knows of such purported transfer, neither the Corporation nor its transfer agent (if any) shall register such purported transfer on the stock transfer records of the Corporation and neither the Corporation nor its transfer agent (if any) shall recognize the purported transferee thereof as a stockholder of the Corporation for any purpose whatsoever except to the extent necessary to effect any remedy available to the Corporation under this Article XV. In no event shall any such registration or recognition make such purported transfer effective unless the Board of Directors shall have expressly and specifically authorized the same.

(ii) A citizenship certification, and such other documentation under Section J of this Article XV, may be required by the Corporation or its transfer agent (if any) from all transferees (and from any recipient upon original issuance) of shares of capital stock of the Corporation and, if such transferee (or recipient) is acting as a fiduciary or nominee for a beneficial owner, with respect to such beneficial owner, and registration of transfer (or the closing of such original issue) shall be denied upon refusal to furnish such certificate.

E. Excess Shares. If on any date (including, without limitation, any record date) (each, an “Excess Share Date”) the number of shares of a class or series of capital stock of the Corporation beneficially owned by Non-U.S. Citizens should exceed the Permitted Percentage with respect to such class or series of capital stock, irrespective of the date on which such event becomes known to the Corporation (such shares in excess of the Permitted Percentage, the “Excess Shares”), then the shares of such class or series of capital stock of the Corporation that constitute Excess Shares for purposes of this Article XV shall be those shares that have been acquired by or become beneficially owned by Non-U.S. Citizens, starting with the most recent acquisition of beneficial ownership of such shares by a Non-U.S. Citizen and including, in reverse chronological order of acquisition, all other acquisitions of beneficial ownership of such shares by Non-U.S. Citizens from and after the acquisition of beneficial ownership of such shares by a Non-U.S. Citizen that first caused such Permitted Percentage to be exceeded; provided, that, (i) the Corporation shall have the sole power to determine, in the exercise of its reasonable judgment, those shares of such class or series that constitute Excess Shares in accordance with the provisions of this Article XV; (ii) the Corporation may, in its reasonable discretion, rely on any reasonable documentation provided by Non-U.S. Citizens with respect to the date of their acquisition of beneficial ownership of Excess Shares; (iii) if the acquisition of beneficial ownership of more than one Excess Share occurs on the same date, then the order in which such acquisitions shall be deemed to have occurred on such date shall be determined by lot or by such other method as the Corporation may, in its reasonable discretion, deem appropriate; (iv) Excess Shares that result from a determination that a beneficial owner has ceased to be a U.S. Citizen will be deemed to have been acquired, for purposes of this Article XV, as of the date that such beneficial owner ceased to be a U.S. Citizen; and (v) the Corporation may adjust upward to the nearest whole share the number of shares of such class or series deemed to be Excess Shares. Any determination made by the Corporation pursuant to this Section E as to which shares of any class or series of the Corporation’s capital stock constitute Excess Shares of such class or series shall be conclusive and shall be deemed effective as of the applicable Excess Share Date for such class or series.

F. Additional Remedies for Exceeding Permitted Percentage.

(i) In the event that (a) Section D(i) of this Article XV would not be effective for any reason to prevent the transfer (a “Proposed Transfer”) of beneficial ownership of any Excess Share of any class or series of the capital stock of the Corporation to a Non-U.S. Citizen (a “Proposed Transferee”), (b) a change in the status (a “Status Change”) of a U.S. Citizen to a Non-U.S. Citizen (a “Disqualified Person”) causes a share of any class or series of capital stock of the Corporation of which such U.S. Citizen is the beneficial owner immediately prior to such change to constitute an Excess Share, or (c) the original issuance by the Corporation of a share of any class or series of capital stock of the Corporation to a Non-U.S. Citizen (a “Disqualified Recipient”) results in such share constituting an Excess Share, then, effective as of immediately before the consummation of such Proposed Transfer (in the case of such Proposed Transferee) or such Status Change (in the case of such Disqualified Person), and as of the time of issuance of such Excess Share (in the case of such Disqualified Recipient), such Excess Share shall be automatically transferred into a trust (each, a “Trust”) for the exclusive benefit of a Charitable Beneficiary and in respect of which a U.S. Citizen unaffiliated with the Corporation shall be appointed by the Corporation to serve as the trustee (each, a “Trustee”), and such Non-U.S. Citizen (each, a “Restricted Person”) shall neither acquire nor have any rights or interests in such Excess Share transferred into such Trust. Subject to applicable law and compliance with the foregoing provisions of this Section F(i), the Excess Shares of multiple Restricted Persons may, in the sole discretion of the Corporation, be transferred into, and maintained in, a single Trust.

(ii) Notwithstanding the provisions of Section F(i) of this Article XV, if the automatic transfer of an Excess Share into a Trust pursuant to Section F(i) of this Article XV, together with any other automatic transfers of Excess Shares into Trusts pursuant to Section F(i) of this Article XV, would not be effective, for any reason whatsoever (whether in the determination of the Corporation or otherwise), to prevent the number of shares of the class or series of capital stock of the Corporation of which such Excess Share is a part that are beneficially owned by Non-U.S. Citizens from exceeding the Permitted Percentage for such class or series, then, in lieu of such automatic transfer into such Trust, such Excess Share shall be subject to redemption by the Corporation pursuant to Section H of this Article XV.

G. Excess Shares Transferred into Trusts.

(i) Status of Excess Shares Held by a Trustee. All Excess Shares of any class or series of capital stock of the Corporation held by a Trustee shall retain their status as issued and outstanding shares of the Corporation.

(ii) Voting and Dividend Rights.

(a) The Trustee of a Trust shall have all voting rights and rights to dividends and any other distributions (upon liquidation or otherwise) with respect to all Excess Shares held in such Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary of such Trust.

(b) If any dividend or other distribution (upon liquidation or otherwise) with respect to any Excess Share held in a Trust has been received by a Restricted Person with respect to such Excess Share and the automatic transfer of such Excess Share into such Trust occurred on or before the record date for such dividend or distribution, such dividend or distribution shall be paid by such Restricted Person to the Trustee of such Trust upon the demand of such Trustee. If (1) any dividend or other distribution (upon liquidation or otherwise) is authorized with respect to any Excess Share held in a Trust, (2) the automatic transfer of such Excess Share into such Trust occurred on or before the record date for such dividend or distribution, and (3) such transfer has been discovered prior to the payment of such dividend or distribution, then such dividend or distribution shall be paid, when due, to the Trustee of such Trust. Any dividend or distribution so paid to the Trustee of such Trust shall be held in trust for distribution to the Charitable Beneficiary of such Trust in accordance with the provisions of this Section G.

(c) A Restricted Person with respect to any Excess Share of any class or series of capital stock of the Corporation transferred into a Trust shall (1) neither be entitled to, nor possess, any rights to vote, or any other rights attributable to, such Excess Share, (2) not benefit economically from the ownership or holding of such Excess Share, and (3) have no rights to any dividends or any other distributions (upon liquidation or otherwise) with respect to such Excess Share.

(d) Subject to applicable law, effective as of the date that any Excess Share shall have been transferred into a Trust, the Trustee of such Trust shall have the authority, at its sole discretion, (1) to rescind as void any vote cast by any Restricted Person with respect to such Excess Share, as well as any proxy given by any Restricted Person with respect to the vote of such Excess Share, in either case if the automatic transfer of such Excess Share into such Trust occurred on or before the record date for such vote, and (2) to recast such vote, as well as resubmit a proxy in respect of the vote of such Excess Share, in accordance with its own determination, acting for the benefit of the Charitable Beneficiary of such Trust; provided, however, that if the Corporation has already taken any corporate action in respect of which such vote was cast, or such proxy was given, by such Restricted Person, or if applicable law shall not permit the rescission of such vote or proxy or such vote to be recast, then the Trustee shall not have the authority to rescind such vote or proxy or to recast such vote.

(iii) Sale of Excess Shares by Trustee.

(a) The Trustee of a Trust, within 20 days of its receipt of written notice from the Corporation (or its transfer agent) that Excess Shares of any class or series of capital stock of the Corporation have been transferred into such Trust, shall sell such Excess Shares to a U.S. Citizen (including, without limitation, the Corporation) designated by the Trustee. Upon any such sale of Excess Shares, the Trustee shall distribute the proceeds of such sale of such Excess Shares (net of broker’s commissions and other selling expenses, applicable taxes, and other costs and expenses of the Trust) to such Charitable Beneficiary and to the one or more Restricted Persons with respect to such Excess Shares, as provided in the applicable provisions of Sections G(iii), (iv) and (v) of this Article XV.

(b) In the event that (x) the Restricted Person with respect to an Excess Share sold by the Trustee of a Trust pursuant to Section G(iii)(a) of this Article XV was a Proposed Transferee at the time of the transfer of such Excess Share into the Trust, and (y) such sale by the Trustee is made to a Person other than the Corporation, such Restricted Person shall receive an amount (net of broker’s commissions and other selling expenses, applicable taxes, and other costs and expenses of the Trust), subject to further downward adjustment pursuant to Section G(v) of this Article XV, equal to the lesser of (1) the price paid by such Restricted Person for such Excess Share or, if such Restricted Person did not give value for the Excess Share in connection with the Proposed Transfer of such Excess Share to such Restricted Person (e.g., in the case of a gift, devise or other similar transaction), the Market Price of such Excess Share on the day of such Proposed Transfer (the applicable price, the “Proposed Transfer Price”) and (2) the price received by the Trustee from the sale by the Trustee of such Excess Share.

(c) In the event that (x) the Restricted Person with respect to an Excess Share sold by the Trustee of a Trust pursuant to Section G(iii)(a) of this Article XV was a Disqualified Person at the time of the transfer of such Excess Share into the Trust and (y) such sale by the Trustee is made to a Person other than the Corporation, such Restricted Person shall receive an amount (net of broker’s commissions and other selling expenses, applicable taxes, and other costs and expenses of the Trust), subject to further downward adjustment pursuant to Section G(v) of this Article XV, equal to the lesser of (1) the Market Price of such Excess Share on the date of the Status Change of such Restricted Person that resulted in the transfer of such Excess Share into the Trust (the “Status Change Price”) and (2) the price received by the Trustee from the sale by the Trustee of such Excess Share.

(d) In the event that (x) the Restricted Person with respect to an Excess Share sold by the Trustee of a Trust pursuant to Section G(iii)(a) of this Article XV was a Disqualified Recipient at the time of the transfer of such Excess Share into the Trust and (y) such sale by the Trustee is made to a Person other than the Corporation, such Restricted Person shall receive an amount (net of broker’s commissions and other selling expenses, applicable taxes, and other costs and expenses of the Trust), subject to further downward adjustment pursuant to Section G(v) of this Article XV, equal to the lesser of (1) the price paid by such Restricted Person for such Excess Share or, if such Restricted Person did not give value for the Excess Share in connection with the original issuance of such Excess Share to such Restricted Person, the Market Price of such Excess Share on the day of such original issuance (the applicable price, the “Deemed Original Issuance Price”) and (2) the price received by the Trustee from the sale by the Trustee of such Excess Share.

(e) In the event that, prior to the discovery by the Corporation (or its transfer agent) that any Excess Share has been automatically transferred into a Trust pursuant to Section F(i) of this Article XV, such Excess Share is sold by the Restricted Person with respect to such Excess Share, then (1) such Excess Share shall be deemed to have been sold by such Restricted Person on behalf of the Trust and (2) to the extent that such Restricted Person received consideration for the sale of such Excess Share that exceeds the amount that such Restricted Person would have been entitled to receive pursuant to this Section G(iii) if such Excess Share had been sold by the Trustee of such Trust on the date of the sale of such Excess Share by such Restricted Person, such excess amount shall be paid to the Trustee, upon the demand of the Trustee, for distribution to the Charitable Beneficiary of such Trust.

(iv) Corporation’s Right to Purchase Shares Transferred into a Trust. The Trustee of a Trust shall be deemed to have offered each Excess Share that has been transferred into such Trust for sale to the Corporation at a price for such Excess Share equal to the lesser of (1) the Market Price of such Excess Share on the date that the Corporation accepts such offer, and (2) the Proposed Transfer Price, Status Change Price or Deemed Original Issuance Price, as the case may be, of such Excess Share. The Corporation shall have the right to accept such offer until the Trustee has sold (or been deemed to have sold) such Excess Share pursuant to clause (a), (b), (c), (d) or (e) of Section G(iii) of this Article XV. Upon such sale of the Excess Share to the Corporation, the Restricted Person with respect to such Excess Share shall receive the proceeds of such sale (net of broker’s commissions and other selling expenses, applicable taxes, and other costs and expenses of the Trust), subject to further downward adjustment pursuant to Section G(v) of this Article XV.

(v) Additional Payment-Related Provisions.

(a) In the event of the sale of an Excess Share by the applicable Trustee pursuant to Section G(iii) or (iv) of this Article XV, such Trustee, in its sole discretion, may reduce the amount payable to the Restricted Person with respect to such Excess Share pursuant to such Section by the sum of the amounts of the dividends and distributions described in Section G(ii)(b) of this Article XV received by such Restricted Person with respect to such Excess Share and which such Restricted Person has not paid over to the Trustee.

(b) In the event of the sale of an Excess Share by the applicable Trustee pursuant to Section G(iii) or (iv) of this Article XV, such Trustee shall promptly pay to the Charitable Beneficiary of the applicable Trust, an amount equal to (1) the remaining proceeds of such sale, net of (A) broker’s commissions and other selling expenses, applicable taxes, and other costs and expenses of such Trust and (B) the amount paid by the Trustee to the Restricted Person with respect to such Excess Share pursuant to this Section G, and (2) the amount of any dividends or distributions with respect to such Excess Share held by the Trust, net of taxes and other costs and expenses of such Trust.

(vi) Termination of Charitable Beneficiary’s Interest. Upon the sale of an Excess Share by the applicable Trustee pursuant to Section G(iii) or (iv) of this Article and the payment of the related amount (if any) to the Charitable Beneficiary of the applicable Trust pursuant to Section G(v)(b) of this Article XV, such Charitable Beneficiary’s interest in such Excess Share shall terminate.

H. Redemption.

(i) If the automatic transfer of an Excess Share into a Trust pursuant to Section F(i) of this Article XV, together with any other automatic transfers of Excess Shares into Trusts pursuant to Section F(i) of this Article XV, would not be effective, for any reason whatsoever (whether in the determination of the Corporation or otherwise), to prevent the beneficial ownership by Non-U.S. Citizens of shares of the class or series of capital stock of the Corporation of which such Excess Share is a part from exceeding the Permitted Percentage for such class or series, then, in lieu of such automatic transfer into such Trust, the Corporation, by action of the Board of Directors, in its sole discretion, shall have the power to redeem, unless such redemption is not permitted under the DGCL or other provisions of applicable law, such Excess Share, provided that the Corporation shall not have any obligation under this Section H to redeem any one or more Excess Shares.

(ii) Until such time as any Excess Shares subject to redemption by the Corporation pursuant to this Section H are so redeemed by the Corporation at its option and beginning on the first Excess Share Date for the classes or series of the Corporation’s capital stock of which such Excess Shares are a part,

(a) the holders of such Excess Shares subject to redemption shall (so long as such excess exists) not be entitled to any voting rights with respect to such Excess Shares, and

(b) the Corporation shall (so long as such Excess Shares exist) pay into an escrow account dividends and any other distributions (upon liquidation or otherwise) in respect of such Excess Shares.

Full voting rights shall be restored to any shares of a class or series of capital stock of the Corporation that were previously deemed to be Excess Shares, and any dividends or distributions with respect thereto that have been previously paid into an escrow account shall be due and paid solely to the holders of record of such shares, promptly after such time as, and to the extent that, such shares have ceased to be Excess Shares (including as a result of the sale of such shares to a U.S. Citizen prior to the issuance of a Redemption Notice pursuant to Section H(iii)(c) of this Article XV), provided that such shares have not been already redeemed by the Corporation at its option pursuant to this Section H.

(iii) The terms and conditions of redemptions by the Corporation of Excess Shares of any class or series of the Corporation’s capital stock under this Section H shall be as follows:

(a) the per share redemption price (the “Redemption Price”) to be paid for each Excess Share shall be the sum of (1) the Fair Market Value of such Excess Share as of the date of redemption of such Excess Share plus (2) an amount equal to the amount of any dividend or any other distribution (upon liquidation or otherwise) declared in respect of such Excess Share prior to the date on which such Excess Share is called for redemption and which amount has been paid into an escrow account by the Corporation pursuant to Section H(ii) of this Article XV;

(b) the Redemption Price shall be paid in cash (by wire transfer or bank or cashier’s check) or by the issuance of Redemption Notes, as determined by the Board of Directors in its sole discretion;

(c) written notice of the date on which the Excess Shares shall be redeemed (the “Redemption Date”), together with a letter of transmittal to accompany certificates representing the Excess Shares that are surrendered for redemption (if any), shall be given either by hand delivery or by overnight courier service or by first-class mail, postage prepaid, to each holder of record of the Excess Shares to be redeemed, at such holder’s last known address as the same appears on the stock register of the Corporation (unless such notice is waived in writing by any such holders) (the “Redemption Notice”);

(d) the Redemption Date (for purposes of determining right, title and interest in and to the Excess Shares to be redeemed) shall be the later of (1) the date specified in the Redemption Notice sent to the record holders of the Excess Shares (which shall not be earlier than the date of such notice), and (2) the date on which the Corporation shall have irrevocably deposited or set aside a sum sufficient to pay the Redemption Price to such record holders or the date on which the Corporation shall have paid the Redemption Price (including, without limitation, the delivery of any applicable Redemption Notes) to such record holders;

(e) each Redemption Notice to each holder of record of the Excess Shares to be redeemed shall specify (1) the Redemption Date (as determined pursuant to Section H(iii)(d) of this Article XV)), (2) the number and the class or series of shares of capital stock to be redeemed from such holder as Excess Shares (and, to the extent such Excess Shares are certificated, the certificate number(s) representing such Excess Shares), (3) the Redemption Price and the manner of payment thereof, (4) the place where certificates for such Excess Shares (if such Excess Shares are certificated) are to be surrendered for cancellation against the simultaneous payment of the Redemption Price, (5) any instructions as to the endorsement or assignment for transfer of such certificates (if any) and the completion of the accompanying letter of transmittal, and (6) the fact that all right, title and interest in respect of the Excess Shares to be redeemed (including, without limitation, voting, dividend and distribution rights) shall cease and terminate on the Redemption Date, except for the right to receive the Redemption Price, without interest;

(f) if a Redemption Notice has been duly sent to the record holders of the Excess Shares to be redeemed and the Corporation has irrevocably deposited or set aside cash consideration sufficient to pay the Redemption Price to such record holders of such Excess Shares, then dividends shall cease to accrue on all such Excess Shares to be redeemed, all such Excess Shares shall no longer be deemed outstanding and all right, title and interest in respect of such Excess Shares shall forthwith cease and terminate, except only the right of the record holders thereof to receive the Redemption Price, without interest;

(g) without limiting clause (f) above, on and after the Redemption Date, all right, title and interest in respect of the Excess Shares to be redeemed by the Corporation (including, without limitation, voting and dividend and distribution rights) shall forthwith cease and terminate, such Excess Shares shall no longer be deemed to be outstanding shares for the purpose of voting or determining the total number of shares entitled to vote on any matter properly brought before the stockholders for a vote thereon (and, except as otherwise provided herein, may be either retired or held by the Corporation as treasury stock), and the holders of record of such Excess Shares shall thereafter be entitled only to receive the Redemption Price, without interest; and

(h) upon surrender of the certificates (if any) for any Excess Shares so redeemed in accordance with the requirements of the Redemption Notice and the accompanying letter of transmittal (and otherwise in proper from for transfer as specified in the Redemption Notice) the holder of record of such Excess Shares shall be entitled to payment of the Redemption Price. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate (or certificates), to the extent such shares were certificated, shall be issued representing the shares not redeemed, without cost to the holder of record.

I. Citizenship Determinations. The Corporation shall have the power to determine, in the exercise of its reasonable judgment, the citizenship of the beneficial owners of any class or series of the Corporation’s capital stock for the purposes of this Article XV. In determining the citizenship of the beneficial owners or their transferees or, in the case of original issuance, any recipient (and, if such transferees or recipients are acting as fiduciaries or nominees for any beneficial owners, with respect to such beneficial owners) of any class or series of the Corporation’s capital stock, the Corporation may rely on the stock transfer records of the Corporation and the citizenship certifications required under Section D(ii) of this Article XV and the written statements and affidavits required under Section J of this Article XV given by the beneficial owners or their transferees, or, in the case of original issuance, any recipients (or any beneficial owners for whom such transferees or recipients are acting as fiduciaries or nominees) (in each case whether such certifications, written statements or affidavits have been given on their own behalf or on behalf of others) to prove the citizenship of such beneficial owners, transferees or recipients (or any beneficial owners for whom such transferees or recipients are acting as fiduciaries or nominees). The determination of the citizenship of such beneficial owners, transferees and recipients (and any beneficial owners for whom such transferees or recipients are acting as fiduciaries or nominees) may also be subject to proof in such other manner as the Corporation may deem reasonable pursuant to Section J(ii) of this Article XV. The determination of the Corporation at any time as to the citizenship of such beneficial owners, transferees and recipients (and any beneficial owners for whom such transferees or recipients are acting as fiduciaries or nominees) in accordance with the provisions of Article XV shall be conclusive.

J. Requirement to Provide Citizenship Information.

(i) In furtherance of the policy set forth in Section B of this Article XV, and without limiting any other provision of this Article XV, the Corporation may require the beneficial owners of shares of any class or series of the Corporation’s capital stock to confirm their citizenship status from time to time in accordance with the provisions of this Section J, and, as a condition to acquiring and having beneficial ownership of shares of any class or series of capital stock of the Corporation, every beneficial owner of any such shares must comply with the following provisions:

(a) promptly upon a beneficial owner’s acquisition of beneficial ownership of five (5%) percent or more of the outstanding shares of any class or series of capital stock of the Corporation, and at such other times as the Corporation may determine by written notice to such beneficial owner, such beneficial owner must provide to the Corporation a written statement or an affidavit, as specified by the Corporation, duly signed, stating the name and address of such beneficial owner, the number of shares of each class or series of capital stock of the Corporation beneficially owned by such beneficial owner as of a recent date, the legal structure of such beneficial owner, a statement as to whether such beneficial owner is a U.S. Citizen, and such other information required by 46 C.F.R. part 355, and any successor regulations, in each case as amended or supplemented from time to time;

(b) promptly upon request by the Corporation, each beneficial owner must provide to the Corporation a written statement or an affidavit, as specified by the Corporation, duly signed, stating the name and address of such beneficial owner, the number of shares of each class or series of capital stock of the Corporation beneficially owned by such beneficial owner as of a recent date, the legal structure of such beneficial owner, a statement as to whether such beneficial owner is a U.S. Citizen, and such other information required by 46 C.F.R. part 355, and any successor regulations, in each case as amended or supplemented from time to time;

(c) promptly upon request by the Corporation, any beneficial owner must provide to the Corporation a written statement or an affidavit, as specified by the Corporation, duly signed, stating the name and address of such beneficial owner, together with reasonable documentation of the date and time of such beneficial owner’s acquisition of beneficial ownership of the shares of any class or series of capital stock of the Corporation specified by the Corporation in its request;

(d) every beneficial owner must provide, or authorize such beneficial owner’s broker, dealer, custodian, depositary, nominee or similar agent with respect to the shares of each class or series of the Corporation’s capital stock beneficially owned by such beneficial owner to provide, to the Corporation such beneficial owner’s address; and

(e) every beneficial owner must provide to the Corporation, at any time such beneficial owner ceases to be a U.S. Citizen, as promptly as practicable but in no event less than two business days after the date such beneficial owner ceases to be a U.S. Citizen, a written statement, duly signed, stating the name and address of beneficial owner, the number of shares of each class or series of capital stock of the Corporation beneficially owned by such beneficial owner as of a recent date, the legal structure of such beneficial owner, and a statement as to such change in status of such beneficial owner to a Non-U.S. Citizen.

(ii) The Corporation may at any time require reasonable proof, in addition to the citizenship certifications required under Section D(ii) of this Article XV and the written statements and affidavits required under Section J(i) of this Article XV, of the citizenship of the beneficial owner or the proposed transferee or, in the case of original issuance, the recipient (and, if such transferee or recipient is acting as a fiduciary or nominee for a beneficial owner, with respect to such beneficial owner) of shares of any class or series of the Corporation’s capital stock.

(iii) In the event that (a) the Corporation requests in writing (in which express reference is made to this Section J of this Article XV) from a beneficial owner of shares of any class or series of the Corporation’s capital stock a citizenship certification required under Section D(ii) of this Article XV, a written statement, an affidavit and/or reasonable documentation required under Section J(i) of this Article XV, and/or additional proof of citizenship required under Section J(ii) of this Article XV, and (b) such beneficial owner fails to provide the Corporation with the requested documentation by the date set forth in such written request, then (x) the voting rights of such beneficial owner’s shares of the Corporation’s capital stock shall be suspended, and (y) any dividends or other distributions (upon liquidation or otherwise) with respect to such shares shall be paid into an escrow account, until such requested documentation is submitted in form and substance reasonably satisfactory to the Corporation, subject to the other provisions of this Article XV; provided, however, that the Corporation, acting through its Board of Directors, shall have the power, in its sole discretion, to extend the date by which such requested documentation must be provided and/or to waive the application of sub-clauses (x) and/or (y) of this clause (b) to any of the shares of such beneficial owner in any particular instance.

(iv) In the event that (a) the Corporation requests in writing (in which express reference is made to this Section J of this Article XV) from a beneficial owner of, or the proposed transferee of, or, in the case of original issuance, the recipient (and, if such transferee or recipient is acting as a fiduciary or nominee for a beneficial owner, with respect to such beneficial owner) of, shares of any class or series of the Corporation’s capital stock a citizenship certification required under Section D(ii) of this Article XV, a written statement, an affidavit and/or reasonable documentation required under Section J(i) of this Article XV, and/or additional proof of citizenship required under Section J(ii) of this Article XV, and (b) such Person fails to submit the requested documentation in form and substance reasonably satisfactory to the Corporation, subject to the other provisions of this Article XV, by the date set forth in such written request, the Corporation, acting through its Board of Directors, shall have the power, in its sole discretion, to refuse to accept any application to transfer ownership of such shares (if any) or to register such shares on the stock transfer records of the Corporation, until such requested documentation is so submitted.

K. Stockholder Records. Notwithstanding any of the provisions of this Article XV, the Corporation shall be entitled to rely, without limitation, on the stock transfer and other stockholder records of the Corporation (and its transfer agent) for the purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies, and otherwise conducting votes of stockholders.

L. Severability. Each provision of this Article XV is intended to be severable from every other provision. If any one or more of the provisions contained in this Article XV is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of any other provision of this Article XV shall not be affected, and this Article XV shall be construed as if the provisions held to be invalid, illegal or unenforceable had never been contained herein.

M. NASDAQ Transactions. Nothing in this Article XV shall preclude the settlement of any transaction entered into through the facilities of the NASDAQ Stock Market or any other National Securities Exchange or automated inter-dealer quotation system for so long as any class or series of the capital stock of the Corporation is listed on thereon. The fact that the settlement of any transaction occurs shall not negate the effect of any provision of this Article XV and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article XV.

*********************

IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed this      day of                     , 2007.

AMBASSADORS INTERNATIONAL, INC.,
a Delaware corporation

By:
Joseph J. Ueberroth
Chief Executive Officer and President

Appendix B

AMBASSADORS INTERNATIONAL, INC.

AMENDED AND RESTATED 2005 INCENTIVE AWARD PLAN

The Board of Directors (“Board of Directors”) of Ambassadors International, Inc., a Delaware corporation (the “Company”) adopted the 2005 Incentive Award Plan (the “Plan”) on March 18, 2005, effective upon the approval of the Plan by the Company’s stockholders. The Company’s stockholders approved the Plan at the Company’s meeting of stockholders held on May 13, 2005.

The Company, by resolution of the Board of Directors, hereby adopts this amendment and restatement of the Plan. This amendment and restatement of the Plan amends such Plan to: increase the Award Limits (as defined herein) from 200,000 shares of Common Stock (as defined herein) to 500,000 shares, and from $500,000 to $2,000,000 cash; change the definition of Fair Market Value (as defined herein); and increase the number of authorized shares of Common Stock available under the Plan from 600,000 shares to 1,200,000 shares. This amendment and restatement of the Plan shall be effective upon its approval by the Company’s stockholders (the “Effective Date”). This amendment and restatement of the Plan shall be presented to the Company’s stockholders for approval, and such approval shall be deemed to be the approval of this amendment and restatement of the Plan for purposes of Sections 162(m) and 422 of the Code (as defined herein). In the event that the Company’s stockholders fail to so approve this amendment and restatement of the Plan, such amendment and restatement shall not become effective and shall be null and void, and the Plan (as in effect prior to the amendment and restatement) shall remain in full force and effect in accordance with the terms thereof.

The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of the members of the Board, Employees, and Consultants to those of the Company’s stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company’s stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE I.

DEFINITIONS

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

1.1. “Administrator” shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Awards granted to Independent Directors, the term “Administrator” shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 11.1. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 11.5, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation.

1.2. “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

1.3. “Award Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

1.4. “Award Limit” shall mean five hundred thousand (500,000) shares of Common Stock, as adjusted pursuant to Section 12.3; provided, however, that, solely with respect to Performance Awards granted pursuant to Section 8.2(b), “Award Limit” shall mean two million dollars ($2,000,000).

1.5. “Board” shall mean the Board of Directors of the Company.

1.6. “Change in Control” means the occurrence of any of the following events:

(a) the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 40% or more of the combined voting power of the Company’s then outstanding voting securities, other than

(i) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company,

(ii) an acquisition of voting securities by the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

(iii) an acquisition of voting securities pursuant to a transaction described in subsection (c) below that would not be a Change in Control under subsection (c);

provided, however, that notwithstanding the foregoing, an acquisition of the Company’s securities by the Company which causes the Company’s voting securities beneficially owned by a person or group to represent 40% or more of the combined voting power of the Company’s then outstanding voting securities shall not be considered an acquisition by any person or group for purposes of this subsection (a); provided, however, that if a person or group shall become the beneficial owner of 40% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change in Control;

(b) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

(c) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (i) a merger, consolidation, reorganization, or business combination or (ii) a sale or other disposition of all or substantially all of the Company’s assets or (iii) the acquisition of assets or stock of another entity, in each case, other than a transaction

(A) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least 50% of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction,

(B) after which more than 50% of the members of the board of directors of the Successor Entity were members of the Incumbent Board at the time of the Board’s approval of the agreement providing for the transaction or other action of the Board approving the transaction, and

(C) after which no person or group beneficially owns voting securities representing 40% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this subsection (iii) as beneficially owning 40% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d) stockholder approval of a liquidation or dissolution of the Company.

For purposes of subsection (a) above, the calculation of voting power shall be made as if the date of the acquisition were a record date for a vote of the Company’s stockholders, and for purposes of subsection (c) above, the calculation of voting power shall be made as if the date of the consummation of the transaction were a record date for a vote of the Company’s stockholders.

1.7. “Code” shall mean the Internal Revenue Code of 1986, as amended.

1.8. “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 11.1.

1.9. “Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

1.10. “Company” shall mean Ambassadors International, Inc., a Delaware corporation.

1.11. “Consultant” shall mean any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

1.12. “Deferred Stock” shall mean rights to receive Common Stock awarded under Article VIII of the Plan.

1.13. “Director” shall mean a member of the Board.

1.14. “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VIII of the Plan.

1.15. “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

1.16. “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

1.17. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.18. “Fair Market Value” of a share of Common Stock as of a given date shall be: (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on such date, or if shares were not traded on such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not publicly traded on an exchange, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

1.19. “Holder” shall mean a person who has been granted or awarded an Award.

1.20. “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

1.21. “Independent Director” shall mean a member of the Board who is not an Employee.

1.22. “Non-Qualified Stock Option” shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

1.23. “Option” shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

1.24. “Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VIII of the Plan.

1.25. “Performance Criteria” means the criteria that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: (a) net earnings (either before or after (i) interest, (ii) taxes, (iii) depreciation and (iv) amortization), (b) sales or revenue, (c) net income (either before or after taxes), (d) operating earnings, (e) cash flow (including, but not limited to, operating cash flow and free cash flow), (f) return on assets, (g) return on stockholders’ equity, (h) return on sales, (i) gross or net profit margin, (j) expense, (k) working capital, (l) earnings per share, (m) price per share of Common Stock, and (n) market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Award; provided, however, that each Performance Criteria shall be determined in accordance with generally accepted accounting principles to the extent applicable.

1.26. “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the

Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of any Holder of a Performance Award (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

1.27. “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, a Performance Award.

1.28. “Plan” shall mean the 2005 Incentive Award Plan, as amended and restated, of Ambassadors International, Inc.

1.29. “Restricted Stock” shall mean Common Stock awarded under Article VII of the Plan.

1.30. “Restricted Stock Units” shall mean rights to receive Common Stock awarded under Article VIII.

1.31. “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

1.32. “Section 162(m) Participant” shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

1.33. “Securities Act” shall mean the Securities Act of 1933, as amended.

1.34. “Stock Appreciation Right” shall mean a stock appreciation right granted under Article IX of the Plan.

1.35. “Stock Payment” shall mean: (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses, commissions and directors’ fees, that would otherwise become payable to a key Employee, Independent Director or Consultant in cash, awarded under Article VIII of the Plan.

1.36. “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.37. “Substitute Award” shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option.

1.38. “Termination of Consultancy” shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

1.39. “Termination of Directorship” shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

1.40. “Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

ARTICLE II.

SHARES SUBJECT TO PLAN

2.1. Shares Subject to Plan.

(a) Subject to Section 12.3 and Section 2.1(b), the maximum number of shares of Common Stock which may be issued or transferred pursuant to Awards under the Plan shall be one million two hundred thousand (1,200,000) shares.

(b) To the extent that an Award terminates, expires, or lapses for any reason, any shares of Common Stock then subject to such Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Common Stock available for grant pursuant to this Plan. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1(a). Notwithstanding the provisions of this Section 2.1(b), no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

2.2. Stock Distributed. Any Common Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, shares of Common Stock held in treasury or shares of Common Stock purchased on the open market.

2.3. Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Common Stock with respect to one or more Awards that may be granted to any one Employee, Independent Director or Consultant during each calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Awards which are canceled continue to be counted against the Award Limit.

ARTICLE III.

GRANTING OF AWARDS

3.1. Award Agreement.

Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation (as described in Section

162(m)(4)(C) of the Code) shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

3.2. Provisions Applicable to Section 162(m) Participants.

(a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code).

(b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

(c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

(d) Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code) shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation (as described in Section 162(m)(4)(C) of the Code), and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

3.3. Limitations Applicable to Section 16 Persons.

Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.4. Consideration.

In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

3.5. At-Will Employment.

Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

ARTICLE IV.

GRANTING OF OPTIONS TO EMPLOYEES, CONSULTANTS AND INDEPENDENT DIRECTORS

4.1. Eligibility.

Any Employee or Consultant selected by the Administrator pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

4.2. Disqualification for Stock Ownership.

No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

4.3. Qualification of Incentive Stock Options.

No Incentive Stock Option shall be granted to any person who is not an Employee.

4.4. Granting of Options to Employees and Consultants.

(a) The Administrator shall from time to time, in its absolute discretion, and, subject to applicable limitations of the Plan:

(i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

(ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or Consultants;

(iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code); and

(iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code) shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

(b) Upon the selection of a key Employee or Consultant to be granted an Option, the Administrator shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

(c) Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

4.5. Granting of Options to Independent Directors.

The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(a) Select from among the Independent Directors (including Independent Directors who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

(b) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Independent Directors; and

(c) Subject to the provisions of Article 5, determine the terms and conditions of such Options, consistent with the Plan.

All the foregoing Option grants authorized by this Section 4.5 are subject to stockholder approval of the Plan.

4.6. Options in Lieu of Cash Compensation. Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants, and to Independent Directors in lieu of directors’ fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

ARTICLE V.

TERMS OF OPTIONS

5.1. Option Price.

The price per share of the shares subject to each Option granted to Employees, Independent Directors and Consultants shall be set by the Administrator; provided, however, that:

(a) In the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

(b) In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and

(c) In the case of Non-Qualified Stock Options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

5.2. Option Term.

The term of an Option granted to an Employee, Independent Director or Consultant shall be set by the Administrator in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Administrator may extend the term of any outstanding Option in connection with any Termination of Employment, Termination of Directorship or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a Termination of Employment, Termination of Directorship or Termination of Consultancy.

5.3. Option Vesting.

(a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee, Independent Director or a Consultant vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Administrator may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee, Independent Director or Consultant vests.

(b) No portion of an Option granted to an Employee, Independent Director or Consultant which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Option.

(c) To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any Subsidiary or parent corporation thereof, within the meaning of Section 424 of the Code, exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted. For purposes of this Section 5.3(c), the fair market value of stock shall be determined as of the time the Option or other “incentive stock options” with respect to such stock is granted.

5.4. Substitute Awards.

Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

ARTICLE VI.

EXERCISE OF OPTIONS

6.1. Partial Exercise.

An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

6.2. Manner of Exercise.

All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Board, or his, her or its office, as applicable:

(a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 12.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

(d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, (i) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (iv) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (v) allow payment through any combination of the consideration provided in the foregoing subparagraphs (i), (ii), (iii) and (iv); provided, however, that the payment in the manner prescribed in the preceding paragraphs shall not be permitted to the extent that the Administrator determines that payment in such manner shall result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal or an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law.

6.3. Conditions to Issuance of Stock Certificates.

The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

6.4. Rights as Stockholders.

Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

6.5. Ownership and Transfer Restrictions.

The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

6.6. Additional Limitations on Exercise of Options.

Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE VII.

AWARD OF RESTRICTED STOCK

7.1. Eligibility.

Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Administrator determines is a key Employee, or any Independent Director or any Consultant who the Administrator determines should receive such an Award.

7.2. Award of Restricted Stock.

(a) The Administrator may from time to time, in its absolute discretion:

(i) Determine which Employees are key Employees, and select from among the Key Employees, Independent Directors or Consultants (including Employees, Independent Directors or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

(c) Upon the selection of an Employee, Independent Director or Consultant to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

7.3. Rights as Stockholders.

Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

7.4. Restriction.

All shares of Restricted Stock issued under the Plan (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment, directorship or consultancy with the Company, Company performance and individual performance; provided, however, that, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable; and, provided, however, that the Administrator in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, following a “change of ownership or control” (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or disability; and, provided, further, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable, without cause or following any Change in Control or because of the Holder’s retirement, or otherwise.

7.5. Repurchase of Restricted Stock.

The Administrator shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, following a “change of ownership or control” (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or disability; and, provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable, without cause or following any Change in Control or because of the Holder’s retirement, or otherwise.

7.6. Escrow.

The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

7.7. Legend.

In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

7.8. Section 83(b) Election.

If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

ARTICLE VIII.

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK,

STOCK PAYMENTS, RESTRICTED STOCK UNITS

8.1. Eligibility.

Subject to the Award Limit, one or more Performance Awards, Dividend Equivalent awards, Deferred Stock awards, Stock Payment awards, and/or Restricted Stock Unit awards may be granted to any Employee whom the Administrator determines is a key Employee, or any Independent Director or any Consultant whom the Administrator determines should receive such an Award.

8.2. Performance Awards.

(a) Any key Employee, Independent Director or Consultant selected by the Administrator may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee, Independent Director or Consultant.

(b) Without limiting Section 8.2(a), the Administrator may grant Performance Awards to any Section 162(m) Participant in the form of a cash bonus payable upon the attainment of objective performance goals which are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to Section 162(m) Participants shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Section 3.2. The maximum aggregate amount of all Performance Awards granted to a Section 162(m) Participant under this Section 8.2(b) during any calendar year shall not exceed the Award Limit. Unless otherwise specified by the

Administrator at the time of grant, the Performance Criteria with respect to a Performance Award payable to a Section 162(m) Participant shall be determined on the basis of generally accepted accounting principles.

8.3. Dividend Equivalents.

(a) Any key Employee, Independent Director or Consultant selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock, Performance Award or Restricted Stock Unit award is granted and the date such Stock Appreciation Right, Deferred Stock, Performance Award or Restricted Stock Unit award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(b) Any Holder of an Option who is an Employee, Independent Director or Consultant selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted and the date such Option vests, is exercised, or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(c) Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

8.4. Stock Payments.

Any key Employee, Independent Director or Consultant selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, determined on the date such Stock Payment is made or on any date thereafter.

8.5. Deferred Stock.

Any key Employee, Independent Director or Consultant selected by the Administrator may be granted an award of Deferred Stock in the manner determined from time to time by the Administrator. The number of shares of Deferred Stock shall be determined by the Administrator and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Administrator. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

8.6. Restricted Stock Units. Any key Employee, Independent Director or Consultant selected by the Administrator may be granted an award of Restricted Stock Units in the manner determined from time to time by the Administrator. The Administrator is authorized to make awards of Restricted Stock Units in such amounts and subject to such terms and conditions as determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, and may specify that such Restricted Stock Units become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall specify the distribution dates applicable to each award of Restricted Stock Units which shall be no earlier than the vesting dates or events of the award and may be determined at the election of the Employee, Independent Director or Consultant. On the distribution dates, the Company shall issue to the Holder one unrestricted, fully transferable share of Common Stock for each Restricted Stock Unit distributed. The Administrator shall specify the purchase price, if any, to be paid by the Employee, Independent Director or Consultant to the Company for such shares of Common Stock to be distributed pursuant to the Restricted Stock Unit award.

8.7. Term.

The term of a Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award shall be set by the Administrator in its discretion.

8.8. Exercise or Purchase Price.

The Administrator may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, shares distributed as a Stock Payment award or shares distributed pursuant to a Restricted Stock Unit award; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

8.9. Exercise upon Termination of Employment, Termination of Consultancy or Termination of Directorship.

A Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award is exercisable or distributable only while the Holder is an Employee, Consultant or Independent Director, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or

Restricted Stock Unit award may be exercised or distributed subsequent to a Termination of Employment, Termination of Directorship or Termination of Consultancy following a “change of control or ownership” (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; and, provided, further, that, except with respect to Performance Awards granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that Performance Awards may be exercised or paid following a Termination of Employment, Termination of Directorship or Termination of Consultancy without cause, or following a Change in Control, or because of the Holder’s retirement, death or disability, or otherwise.

8.10. Form of Payment.

Payment of the amount determined under Section 8.2 or 8.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.

ARTICLE IX.

STOCK APPRECIATION RIGHTS

9.1. Grant of Stock Appreciation Rights.

A Stock Appreciation Right may be granted to any key Employee, Independent Director or Consultant selected by the Administrator. A Stock Appreciation Right may be granted: (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

9.2. Coupled Stock Appreciation Rights.

(a) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

9.3. Independent Stock Appreciation Rights.

(a) An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Administrator. An ISAR shall be exercisable in such installments as the Administrator may determine. An ISAR shall cover such number of shares of Common Stock as the Administrator may determine; provided, however, that unless the Administrator otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed following the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Administrator; provided, that such exercise price per share shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the ISAR is granted. An ISAR is exercisable only while the Holder is an Employee, Independent Director or Consultant; provided, that the Administrator may determine that the ISAR may be exercised subsequent to Termination of Employment, Termination of Directorship or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder’s retirement, death or disability, or otherwise.

(b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying (i) the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by (ii) the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

9.4. Payment and Limitations on Exercise.

(a) Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in shares of Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised). The Company shall not be required to issue or deliver any certificate or certificates for shares of stock issuable upon the exercise of any Stock Appreciation Right prior to fulfillment of the conditions set forth in Section 6.3 above.

(b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE X.

COMPLIANCE WITH SECTION 409A OF THE CODE

10.1. Awards subject to Code Section 409A. Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a “Section 409A Award”) shall satisfy the requirements of Section 409A of the Code and this Article X, to the extent applicable. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code and this Article X.

10.2. Distributions under a Section 409A Award.

(a) Subject to subsection (b), any shares of Common Stock or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and shall not be distributed earlier than:

(i) the Holder’s separation from service, as determined by the Secretary of the Treasury,

(ii) the date the Holder becomes disabled,

(iii) the Holder’s death,

(iv) a specified time (or pursuant to a fixed schedule) specified under the Award Agreement at the date of the deferral compensation,

(v) to the extent provided by the Secretary of the Treasury, a change in the ownership or effective control of the Company or a Subsidiary, or in the ownership of a substantial portion of the assets of the Company or a Subsidiary, or

(vi) the occurrence of an unforeseeable emergency with respect to the Holder.

(b) In the case of a Holder who is a specified employee, the requirement of paragraph (a)(i) shall be met only if the distributions with respect to the Section 409A Award may not be made before the date which is six months after the Holder’s separation from service (or, if earlier, the date of the Holder’s death). For purposes of this subsection (b), a Holder shall be a specified employee if such Holder is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock of which is publicly traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.

(c) The requirement of paragraph (a)(vi) shall be met only if, as determined under Treasury Regulations under Section 409A(a)(2)(B)(ii) of the Code, the amounts distributed with respect to the unforeseeable emergency do not exceed the amounts necessary to satisfy such unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Holder’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

(d) For purposes of this Section, the terms specified therein shall have the respective meanings ascribed thereto under Section 409A of the Code and the Treasury Regulations thereunder.

10.3. Prohibition on Acceleration of Benefits. The time or schedule of any distribution or payment of any shares of Common Stock or other property or amounts under a Section 409A Award shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code and the Treasury Regulations thereunder.

10.4. Elections under Section 409A Awards.

(a) Any deferral election provided under or with respect to an Award to any Employee, Independent Director or Consultant, or to the Holder of a Section 409A Award, shall satisfy the requirements of Section 409A(a)(4)(B) of the Code, to the extent applicable, and, except as otherwise permitted under paragraph (i) or (ii), any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in Treasury Regulations.

(i) In the case of the first year in which an Employee, Independent Director or Consultant, or the Holder, becomes eligible to participate in the Plan, any such deferral election may be made with respect to services to be performed subsequent to the election within thirty (30) days after the date the Employee, Independent Director or Consultant, or the Holder, becomes eligible to participate in the Plan, as provided under Section 409A(a)(4)(B)(ii) of the Code.

(ii) In the case of any performance-based compensation based on services performed by an Employee, Independent Director or Consultant, or the Holder, over a period of at least twelve (12) months, any such deferral election may be made no later than six months before the end of the period, as provided under Section 409A(a)(4)(B)(iii) of the Code.

(b) In the event that a Section 409A Award permits, under a subsequent election by the Holder of such Section 409A Award, a delay in a distribution or payment of any shares of Common Stock or other property or amounts under such Section 409A Award, or a change in the form of distribution or payment, such subsequent election shall satisfy the requirements of Section 409A(a)(4)(C) of the Code, and:

(i) such subsequent election may not take effect until at least twelve (12) months after the date on which the election is made,

(ii) in the case such subsequent election relates to a distribution or payment not described in Section 10.2(a)(ii), (iii) or (vi), the first payment with respect to such election may be deferred for a period of not less than five years from the date such distribution or payment otherwise would have been made, and

(iii) in the case such subsequent election relates to a distribution or payment described in Section 10.2(a)(iv), such election may not be made less than twelve (12) months prior to the date of the first scheduled distribution or payment under Section 10.2(a)(iv).

10.5. Compliance in Form and Operation. A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.

ARTICLE XI.

ADMINISTRATION

11.1. Compensation Committee.

The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

11.2. Duties and Powers of Committee.

It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options and Dividend Equivalents granted to Independent Directors.

11.3. Majority Rule; Unanimous Written Consent.

The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

11.4. Compensation; Professional Assistance; Good Faith Actions.

Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

11.5. Delegation of Authority to Grant Awards.

The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals: (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) who are Section 162(m) Participants, or (c) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 11.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE XII.

MISCELLANEOUS PROVISIONS

12.1. Transferability of Awards.

(a) Except as otherwise provided in Section 12.1(b):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii) No Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent award, Stock Payment award or Restricted Stock Unit award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(iii) During the lifetime of the Holder, only the Holder may exercise an Option or other Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

(b) Notwithstanding Section 12.1(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer a Non-Qualified Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) a Non-Qualified Stock Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Non-Qualified Stock Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Non-Qualified Stock Option as applicable to the original Holder (other than the ability to further transfer the Non-Qualified Stock Option); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this Section 12.1(b), “Permitted Transferee” shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Non-Qualified Stock Options.

12.2. Amendment, Suspension or Termination of the Plan.

Except as otherwise provided in this Section 12.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 12.3, (i) increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan, (ii) expand the classes of persons to whom Awards may be granted under the Plan, or (iii) decrease the exercise price of any outstanding Option or Stock Appreciation Right granted under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the first to occur of the following events:

(a) The expiration of ten (10) years from the date the Plan is adopted by the Board; or

(b) The expiration of ten (10) years from the date the Plan is approved by the Company’s stockholders under Section 12.4.

12.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) Subject to Section 12.3(e), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued under the Plan, and the maximum number and kind of shares which may be granted or issued as Restricted Stock awards, Restricted Stock Unit awards, Performance Awards, Dividend Equivalent awards, Deferred Stock awards or Stock Payment awards, and adjustments of the Award Limit);

(ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(iii) The grant or exercise price with respect to any Award.

(b) Subject to Sections 12.3(c) and 12.3(e), in the event of any transaction or event described in Section 12.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii) To provide that the Award cannot vest, be exercised or become payable after such event;

(iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or the provisions of such Award;

(iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant, exercise or purchase price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future; and

(vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock, Restricted Stock Units or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event.

(c) Notwithstanding any other provision of the Plan, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the Committee may cause any or all Awards outstanding hereunder to be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for any such Award, the Committee may cause any or all of such Awards to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Awards to lapse. Upon, or in anticipation of, a merger, consolidation or other similar transaction involving the Company, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such transaction; provided, however, that each Participant shall have the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. In the event that any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 12.3(c), this Section 12.3(c) shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

(d) Subject to Sections 12.3(e), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

(e) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 12.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 12.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

(f) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(g) No action shall be taken under this Section 12.3 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

12.4. Approval of Amendment and Restatement of Plan by Stockholders.

The amendment and restatement of the Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the amendment and restatement of the Plan. No Awards may be granted or awarded prior to such stockholder approval. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders previously approved the Plan, as amended and restated to include the Performance Criteria.

12.5. Tax Withholding.

The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of this Plan. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow a Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under an Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months (or such other period as may be determined by the Administrator) after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

12.6. Prohibition on Repricing. Subject to Section 12.3, the Administrator shall not, without the approval of the stockholders of the Company authorize the amendment of any outstanding Award to reduce its price per share. Furthermore, no Award shall be canceled and replaced with the grant of an Award having a lesser price per share without the further approval of stockholders of the Company.

12.7. Forfeiture Provisions.

Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that: (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Directorship or Termination of Consultancy occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the

Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Directorship or Termination of Consultancy for “cause” (as such term is defined in the sole and absolute discretion of the Committee, or as set forth in a written agreement relating to such Award between the Company and the Holder).

12.8. Effect of Plan upon Options and Compensation Plans.

The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.9. Compliance with Laws.

The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

12.10. Titles.

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

12.11. Governing Law.

The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

*   *   *   *   *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Ambassadors International, Inc. on March 1, 2007.

*   *   *   *   *

I hereby certify that the foregoing Plan was approved by the stockholders of Ambassadors International, Inc. on                     , 2007.

Executed on this          day of                     , 2007.

Corporate Secretary

PROXY

AMBASSADORS INTERNATIONAL, INC

1071 CAMELBACK STREET

NEWPORT BEACH, CALIFORNIA 92660

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the Proxy Statement, and appoints Joseph J. Ueberroth and Brian R. Schaefgen and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Ambassadors International, Inc. (the “Company”) held of record by the undersigned as of the close of business on March 15, 2007, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held on May 10, 2007, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below.

This Proxy, when properly executed, will be voted in the manner directed herein. This Proxy will be voted FOR the election of the directors listed and FOR the other proposals if no specification is made.

(PLEASE DATE AND SIGN ON REVERSE SIDE)

Address Change/Comments (Mark the corresponding box on the reverse side)

é  FOLD AND DETACH HERE  é

This Proxy, when properly executed, will be voted in the manner directed herein. This Proxy will be voted

FOR the election of the directors listed and FOR the other proposals if no specification is made.

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE
Please mark your votes as in this example.	☒

1.	To elect three (3) Class I directors to hold office for a three-year term and until their respective successors are elected and qualified.						FOR	AGAINST	ABSTAIN
Term expiring in 2010 01 J. Fife Symington, IV 02 Peter V. Ueberroth 03 Richard D. C. Whilden		VOTE FOR all nominees listed to the left (except as marked to the contrary below) ☐		VOTE WITHHELD for all nominees ☐	3.	To approve an amendment to our Certificate of Incorporation that will increase the total number of authorized shares of our common stock from 20,000,000 shares to 40,000,000 shares.	☐ FOR	☐ AGAINST	☐ ABSTAIN
To withhold authority for any individual nominee, write that nominee’s name in the space provided below:					4.	To approve an amendment to our Certificate of Incorporation that will establish limits on the foreign ownership of our capital stock to facilitate our compliance with applicable U.S. maritime laws.	☐	☐	☐

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending December 31, 2007.	FOR ☐	AGAINST ☐	ABSTAIN ☐	5.	To approve an amendment and restatement of our 2005 Incentive Award Plan (the “Plan”) that will (i) increase the maximum number of shares of our common stock that may be issued under the Plan from 600,000 to 1,200,000 shares, (ii) increase the maximum number of shares of common stock with respect to one or more awards that may be granted to any participant during any calendar year from 200,000 to 500,000 shares, (iii) increase the maximum amount that may be paid in cash pursuant to performance or incentive awards from $500,000 to $2,000,000 and (iv) revise the definition of “Fair Market Value” to equal the closing price of our common stock on our listing exchange on the date an award is granted.
							FOR ☐	AGAINST ☐	ABSTAIN ☐
							I will attend in person		☐
						6. To transact such other business as may properly come before the annual meeting or any adjournment thereof.

RSVP We request that you advise us of your intention to attend the annual meeting in person so that we can make arrangements for suitable accommodations. (Your failure to advise us of your intentions will not prevent you from attending the meeting in person.)

Signature                                                                                            Signature if held jointly                                                                                            Date                 , 2007

Note: Signature should be the same as the name printed above. Executors, administrators, trustees, guardians, attorneys, and officers of corporations should add their title when signing.

é  FOLD AND DETACH HERE  é